UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21082
                                                     ---------------------

                      Nuveen Quality Preferred Income Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: December 31
                                           ------------------

                  Date of reporting period: December 31, 2004
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                 Annual Report December 31, 2004

                  Nuveen Investments
                  Closed-End
                  Exchange-Traded
                  Funds

                                            NUVEEN QUALITY PREFERRED INCOME FUND
                                                                             JTP

                                          NUVEEN QUALITY PREFERRED INCOME FUND 2
                                                                             JPS

                                          NUVEEN QUALITY PREFERRED INCOME FUND 3
                                                                             JHP

Photo of: Man and woman sitting on porch.
Photo of: 2 children sitting in the grass.

                  HIGH CURRENT INCOME
                  FROM A PORTFOLIO OF
                  INVESTMENT-GRADE
                  PREFERRED SECURITIES

Logo: NUVEEN Investments

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

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
 Chairman of the Board

      Chairman's
            Letter to Shareholders

      I am pleased to report that for the year ended December 31, 2004, your Fund continued to provide you with attractive monthly income from a diversified portfolio of quality preferred securities. The date of this report represents a change that aligns your Fund's fiscal year with the calendar year. We believe this change in your Fund's shareholder reporting cycle will lead to greater efficiencies and other benefits in the operation of your Fund.

"We continue to believe that your Fund provides a valuable source of regular monthly income, and that it also may provide an opportunity to reduce the overall risk of your entire investment portfolio."

      As you'll see as you review this report, there has been no change in the objectives or management of your Fund. We continue to believe that your Fund provides a valuable source of regular monthly income, and that it also may provide an opportunity to reduce the overall risk of your entire investment portfolio. This is because the price of your Fund's shares may move differently than the prices of other investments that you may own. Your financial advisor can explain the advantages of portfolio diversification in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

      I also urge you to consider receiving future Fund reports and other Fund information faster by using e-mail and the Internet. Sign up is quick and easy - see the inside front cover of this report for instructions.

      For more than 100 years, Nuveen has specialized in offering quality investments such as your Fund to those seeking to accumulate and preserve wealth. Our mission continues to be to assist you and your financial advisor by offering the investment solutions and services that can help you secure your long-term financial goals. We thank you for choosing us as a partner as you work toward that objective.

      Sincerely,


      /s/ Timothy R. Schwertfeger

      Timothy R. Schwertfeger
      Chairman of the Board

      February 15, 2005

Nuveen Closed-End Exchange-Traded Funds (JTP, JPS, JHP)

Portfolio Managers'
   Perspective

The Nuveen Quality Preferred Income Funds are subadvised by a team of specialists at Spectrum Asset Management, Inc., an affiliate of Principal Capital(SM). Mark Lieb, Bernie Sussman and Phil Jacoby, who have more than 50 years of combined experience in the preferred securities markets, lead the team. Here Mark, Bernie and Phil talk about their management strategy and the performance of each Fund for the 12-month period ended December 31, 2004.

What were the general economic and market conditions for the 12-month period ended December 31, 2004?

Generally, the U.S. economy presented a slowly improving picture in 2004. The Gross Domestic Product (GDP) grew at a preliminary estimate of 4.4% over the course of the full year. Inflation remained largely in check, as the Consumer Price Index rose 3.3% due primarily to increased energy costs. Corporate profits grew by an average of about 20%, and there was an increase of approximately 2 million jobs with the unemployment rate dropping to 5.4% at the end of 2004 from 5.7% at the beginning of the year. The fourth quarter stock market rally seemed to reflect a belief by some that the economic recovery had become more self-sustaining.

In the fixed-income markets, the Federal Reserve raised the fed funds rate five times between June 30 and December 14. At the close of the year, this benchmark rate stood at 2.25%, compared with 1.00% one year earlier. (On February 2, 2005, after the close of this reporting period, the Federal Reserve raised the fed funds rate by another 0.25% to 2.50%.) At the same time, rates remained essentially unchanged at the long end of the yield curve, with the yield on 10-year U.S. Treasuries standing at 4.22% on December 31, 2004, compared with 4.26% at the beginning of the year.

Despite this significant flattening of the yield curve, longer duration investments such as preferred securities continued to enjoy generally wide yield spreads over money market funds and other short-term instruments. As a result, individual investors remained aggressive buyers throughout the year in the $25 par sector of the market. Within the $1000 par capital securities sector, buying interest also was strong throughout the year as U.S. and European insurance companies joined other institutional investors who sought to garner incremental yield. Encouraging this demand was the continued improvement in the general credit quality of many issuers, especially among the financial-oriented companies that make up a large proportion of the holdings of these Funds. The ratio of upgrades to downgrades was more favorable over this year period than at any time since the Funds' inceptions.

What was your overall management strategy for the 12-month period ended December 31, 2004?

We continued to maintain a balance between the two major preferred sectors - the $25 par and the $1000 par capital securities. While both sectors presented attractive investment opportunities at particular points in time, by the end of 2004 the relative weighting between the two in each Fund was essentially unchanged from the beginning of the period. Over the course of 2004, our investment focus centered on buying high quality, higher coupon preferred issues that usually traded on the basis of their yield-to-call rather than their yield-to-maturity.

Within the $25 par sector, this meant seeking securities with coupons of 7.00% or more and call dates two or three years in the future. Early in the year these types of preferreds had yields-to-call that generally were about 2.00% higher than short-term U.S. Treasury securities (it is important to note that U.S. Treasury securities are backed by the full faith and credit of the U.S. Government while preferred securities are not). As the yield curve flattened over the course of the year, these spreads closed to about 1.50%.

In the $1000 par capital securities sector, much of our investment focus was on "Yankee step-up" securities. These are $US-denominated preferreds issued primarily by highly-rated European financial institutions. They pay a fixed rate for a period of time and then move to a wide spread above LIBOR (London Interbank Offered Rate) if the issuer does not call the security. This step-up feature makes the exercise of the call option more likely and creates a shorter duration, less interest rate sensitive investment vehicle.

One of our longer-term goals is to position each of these Funds so that they provide return variability and interest rate risk exposure roughly comparable to the variability and risk of the markets in which they invest. As one strategy to reach this goal, we attempted to reduce some of their inherent interest rate risk (the risk that the value of a Fund's portfolio will decline if market interest rates rise) by utilizing U.S. Treasury note and bond futures to hedge some of this risk. Our only objective with these hedges was to reduce the duration of these Funds without having a negative impact on their dividends. These hedges do not affect the Funds' income streams or dividend-paying capabilities over the short-term. Instead, the costs of the hedges are reflected as an addition or subtraction from each Fund's net asset value as the value of the hedge fluctuates. Some of the hedges had a negative impact on Fund performance as of December 31, 2004, because interest rates fell and bond prices rose during the periods in which the hedges were in place. However, this loss in value was at least partly offset by the fact that some of the securities in each Fund's portfolio, because they had longer-than-target durations, increased in value by more as a result of these interest rate decreases than if the securities had the shorter, targeted duration.

How did the Funds perform over the 12-months ended December 31, 2004?

Each of the Funds performed well during the 12 months ended December 31, 2004. Their performance, as well as the performance of several widely followed market indexes, is shown in the nearby chart.

Total Return on Net Asset Value
For 12 months ended December 31, 2004

JTP                                                7.65%
--------------------------------------------------------------------------------
JPS                                                7.99%
--------------------------------------------------------------------------------
JHP                                                7.73%
--------------------------------------------------------------------------------
Lehman Brothers
Aggregate Bond Index(1)                            4.34%
--------------------------------------------------------------------------------
Merrill Lynch Preferred Stock
Hybrid Securities Index(2)                         5.51%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. Returns do not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or upon the sale of Fund shares.

For more information, please see the individual Performance Overview pages in this report.

For the 12 months ended December 31, 2004, all three Funds outperformed the Lehman Brothers and Merrill Lynch indexes. One of the primary factors benefiting the performance of these Funds relative to that of the unmanaged indexes was the Funds' use of financial leverage. While leveraging can add volatility to a Fund's NAV and share price, especially during periods of rising interest rates, this strategy can also provide opportunities for additional income and total returns for common shareholders when short-term interest rates remain relatively low and long-term rates fall or remain relatively constant, as they did during this reporting period.

Individual security selection also played a prominent role in each Fund's strong relative performance for the year. Highly-rated preferreds issued by financial institutions, especially banks, were the mainstays of their portfolios. Over the course of the year,

(1) The Lehman Brothers Aggregate Bond Index is an unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar-denominated, nonconvertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more.

(2) The Merrill Lynch Preferred Stock Hybrid Securities Index is an unmanaged index of investment-grade, exchange-traded preferred stocks with outstanding market values of at least $30 million and at least one year to maturity.

these securities often performed better than lower-rated securities. This was especially true for some of the securities issued by non-US companies that we were able to purchase at attractive yields relative to similarly rated preferreds from U.S. issuers.

Seasoned "repackaged preferreds" also provided some good returns for the Funds. These securities are created when an investment bank buys a specific tranche of bonds or $1000 par preferred securities of a particular issuer, places them in a trust, and then issues $25 par preferreds backed by this trust. The repackaged preferreds are often not widely followed in the secondary market, which can produce some very attractive pricing and yields. In addition to their attractive return potential, they also provided the Funds with exposure to some issuers who have little or no other preferreds outstanding, such as IBM, BellSouth and Safeco. This helped improve the overall diversification of each portfolio.

Within the $1000 par capital securities sector, our focus increased on $US-denominated preferreds from foreign issuers and on preferreds that trade in the "Euro listed" sector. These provided good returns to the portfolios as these two areas were among the best performing sectors in the overall corporate market.

Other actions that positively impacted Fund performance over this period included our participation in a tender offer for Safeco preferreds, opportunistic buying of some insurance company securities that we believed were unfairly discounted because of the ongoing investigations of the industry, and the year end purchase of a very attractively priced Fannie Mae floating rate preferred stock that appreciated 12% in two days.

While it was generally a very good year from a credit standpoint, there were a few blemishes that hurt overall Fund performance. While we limited the Funds' exposure to the auto sector (and actually reduced it as the year went on), the prices on Ford and GM preferreds and bonds tended to weaken over the period, given concerns over eroding market share and unfunded pension and health care obligations. Another position that negatively impacted performance was Converium. The Swiss reinsurance company surprised the markets with a large addition to reserves due to losses in their U.S. operations, and the company was subsequently downgraded to below investment grade.

While we liquidated the entire position, the prices we were able to obtain were well below our costs.

One event that indirectly had a positive impact on the market and the Funds was an increasing sense among many market participants that the 15% tax rate for individuals on qualifying dividend income may become permanent. While the Funds do not specifically target this type of tax-advantaged income, many of our non-U.S. holdings qualify for the lower rate, and we saw increased buying interest in these securities toward the end of the year.

What about Fund dividends and share prices?

Each of these Funds uses financial leverage in an effort to enhance its dividend-paying capabilities. While this strategy adds volatility to a Fund's net asset value and share price, it generally enhances the amount of income the Fund has to distribute to its common shareholders. The extent of this benefit is tied in part to the short-term rates these Funds pay their FundPreferred(TM) shareholders. As short-term rates rose through the second half of the 12-month period, the Funds paid higher dividends to their FundPreferred shareholders. As a result, the leveraging strategy - while still beneficial - did not provide as much income enhancement as it did before short-term interest rates began to rise. This had an impact on all three of the Funds' dividends. Over the 12-month period, JPS and JHP each had one monthly dividend reduction and JTP had two dividend reductions.

All of these Funds seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of December 31, 2004, each of the Funds in this report had positive UNII balances for both financial statement purposes and tax purposes.

As of December 31, 2004, the Funds were trading at discounts to their net asset values as shown in the accompanying chart.

Fund              12/31 Discount        Period Avg. Discount
--------------------------------------------------------------------------------
JTP               -6.17%                -0.87%
--------------------------------------------------------------------------------
JPS               -8.05%                -4.30%
--------------------------------------------------------------------------------
JHP               -4.69%                -2.08%
--------------------------------------------------------------------------------

Nuveen Quality Preferred Income Fund

JTP

Performance
   Overview As of December 31, 2004

Pie Chart:
PORTFOLIO ALLOCATION
(as a % of total investments)
$25 Par (or similar) Securities                 45.7%
Capital Preferred Securities                    45.2%
Convertible Preferred Securities                 5.4%
Corporate Bonds                                  3.2%
Repurchase Agreements                            0.5%

Bar Chart:
2004 MONTHLY DIVIDENDS PER SHARE
Jan                            0.105
Feb                            0.105
Mar                            0.105
Apr                            0.105
May                            0.105
Jun                            0.101
Jul                            0.101
Aug                            0.101
Sep                            0.101
Oct                            0.101
Nov                            0.101
Dec                            0.097

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
1/1/04                        15.8
                              15.89
                              15.93
                              15.89
                              15.86
                              15.96
                              16.09
                              15.83
                              15.85
                              15.86
                              15.97
                              15.97
                              15.95
                              15.93
                              15.8
                              15.77
                              15.76
                              15.78
                              15.84
                              15.87
                              15.87
                              15.91
                              15.89
                              15.81
                              15.8
                              15.87
                              15.93
                              15.93
                              15.8
                              15.87
                              15.88
                              15.85
                              15.9
                              15.82
                              15.75
                              15.73
                              15.71
                              15.75
                              15.9
                              16
                              16
                              16.01
                              16.06
                              16
                              15.98
                              16.04
                              16.16
                              16.12
                              16.13
                              16.09
                              16.1
                              16.08
                              15.96
                              16.03
                              16.02
                              16.01
                              16.07
                              16.02
                              16.05
                              15.9
                              15.97
                              16.02
                              16.08
                              16.14
                              16.18
                              15.58
                              14.91
                              15.15
                              15.29
                              15.29
                              15
                              14.5
                              14.3
                              14.52
                              14.62
                              14.69
                              14.41
                              14.19
                              14.14
                              13.91
                              13.45
                              13.69
                              13.94
                              14.1
                              14.23
                              14
                              13.81
                              13.73
                              13.53
                              12.91
                              12.5
                              13.19
                              13.25
                              13.14
                              13.39
                              13.32
                              13.55
                              13.63
                              13.52
                              13.57
                              13.77
                              13.8
                              13.9
                              13.99
                              14.04
                              14.04
                              14.13
                              13.99
                              13.78
                              13.82
                              13.74
                              13.62
                              13.53
                              13.41
                              13.09
                              13.2
                              13.25
                              13.31
                              13.34
                              13.41
                              13.28
                              13.25
                              13.17
                              13.33
                              13.27
                              13.34
                              13.46
                              13.6
                              13.69
                              13.89
                              13.88
                              13.92
                              13.9
                              13.99
                              13.71
                              13.72
                              13.77
                              13.83
                              13.87
                              13.82
                              13.65
                              13.64
                              13.74
                              13.69
                              13.58
                              13.72
                              13.86
                              13.96
                              13.96
                              14.04
                              14.13
                              14.13
                              14.01
                              14.1
                              14.16
                              14.2
                              14.13
                              14.2
                              14.26
                              14.27
                              14.3
                              14.36
                              14.44
                              14.38
                              14.37
                              14.2
                              14.27
                              14.46
                              14.46
                              14.5
                              14.6
                              14.55
                              14.48
                              14.54
                              14.55
                              14.54
                              14.59
                              14.55
                              14.5
                              14.56
                              14.55
                              14.56
                              14.57
                              14.59
                              14.61
                              14.67
                              14.58
                              14.62
                              14.58
                              14.7
                              14.61
                              14.6
                              14.56
                              14.57
                              14.65
                              14.69
                              14.69
                              14.75
                              14.79
                              14.77
                              14.7
                              14.63
                              14.65
                              14.62
                              14.63
                              14.68
                              14.63
                              14.64
                              14.58
                              14.62
                              14.67
                              14.72
                              14.8
                              14.8
                              14.85
                              14.92
                              14.94
                              14.97
                              14.63
                              14.22
                              14.47
                              14.52
                              14.55
                              14.49
                              14.57
                              14.59
                              14.71
                              14.7
                              14.73
                              14.75
                              14.75
                              14.77
                              14.86
                              14.74
                              14.65
                              14.6
                              14.42
                              14.55
                              14.66
                              14.6
                              14.52
                              14.49
                              14.51
                              14.36
                              14.15
                              13.96
                              13.81
                              13.61
                              13.65
                              13.83
                              13.83
                              13.73
                              13.71
                              13.74
                              13.82
                              13.93
12/31/04                      14


Portfolio Statistics
--------------------------------------------------------------------------------
Share Price                                                               $14.00
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                           $14.92
--------------------------------------------------------------------------------
Premium/Discount to NAV                                                   -6.17%
--------------------------------------------------------------------------------
Latest Dividend                                                           $.0970
--------------------------------------------------------------------------------
Market Yield                                                               8.31%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                    $961,583
--------------------------------------------------------------------------------

Industries
(as a % of total investments)
--------------------------------------------------------------------------------
Commercial Banks                                                           28.3%
--------------------------------------------------------------------------------
Real Estate                                                                15.1%
--------------------------------------------------------------------------------
Insurance                                                                  14.4%
--------------------------------------------------------------------------------
Diversified Financial Services                                              9.9%
--------------------------------------------------------------------------------
Capital Markets                                                             9.1%
--------------------------------------------------------------------------------
Thrifts & Mortgage Finance                                                  4.2%
--------------------------------------------------------------------------------
Oil & Gas                                                                   3.8%
--------------------------------------------------------------------------------
Automobiles                                                                 3.2%
--------------------------------------------------------------------------------
Repurchase Agreements                                                       0.5%
--------------------------------------------------------------------------------
Other                                                                      11.5%
--------------------------------------------------------------------------------

Top Five Issuers
(excluding repurchase agreements)
(as a % of total investments)
--------------------------------------------------------------------------------
Wachovia Corporation                                                        3.4%
--------------------------------------------------------------------------------
Abbey National Public
Limited Company                                                             3.2%
--------------------------------------------------------------------------------
ING Groep NV                                                                3.1%
--------------------------------------------------------------------------------
Zurich Financial Services                                                   2.8%
--------------------------------------------------------------------------------
HSBC Holdings Public
Limited Company                                                             2.5%
--------------------------------------------------------------------------------

Average Annual Total Return
(Inception 6/25/02)
--------------------------------------------------------------------------------
                                                        On Share Price    On NAV
--------------------------------------------------------------------------------
1-Year                                                      -3.80%         7.65%
--------------------------------------------------------------------------------
Since
Inception                                                    5.58%        10.31%
--------------------------------------------------------------------------------

Nuveen Quality Preferred Income Fund 2

JPS

Performance
     Overview As of December 31, 2004

Pie Chart:
PORTFOLIO ALLOCATION
(as a % of total investments)
$25 Par (or similar) Securities                 47.2%
Capital Preferred Securities                    44.4%
Convertible Preferred Securities                 5.1%
Corporate Bonds                                  3.3%


Bar Chart:
2004 MONTHLY DIVIDENDS PER SHARE1
Jan                            0.105
Feb                            0.105
Mar                            0.105
Apr                            0.105
May                            0.105
Jun                            0.105
Jul                            0.105
Aug                            0.105
Sep                            0.105
Oct                            0.105
Nov                            0.105
Dec                            0.102


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
1/1/04                        15.94
                              15.96
                              15.99
                              15.92
                              15.95
                              16
                              16.05
                              15.99
                              15.96
                              15.92
                              16
                              16.08
                              16.15
                              16.03
                              15.84
                              15.76
                              15.75
                              15.82
                              15.82
                              15.89
                              15.89
                              15.93
                              15.97
                              15.99
                              15.9
                              15.97
                              15.97
                              15.99
                              15.92
                              15.97
                              15.9
                              15.99
                              16.02
                              15.89
                              15.83
                              15.88
                              15.75
                              15.83
                              16.02
                              16.07
                              16.07
                              16.13
                              16.1
                              16.06
                              16.09
                              16.11
                              16.26
                              16.34
                              16.32
                              16.23
                              16.3
                              16.31
                              16.31
                              16.3
                              16.35
                              16.39
                              16.39
                              16.42
                              16.29
                              16.28
                              16.31
                              16.4
                              16.48
                              16.57
                              16.51
                              15.8
                              15
                              15.28
                              15.37
                              15.4
                              15.24
                              14.85
                              14.54
                              14.75
                              14.89
                              14.87
                              14.58
                              14.38
                              14.4
                              14.22
                              13.83
                              13.83
                              14.04
                              14.21
                              14.38
                              14.26
                              14.2
                              14.04
                              13.92
                              13.3
                              12.73
                              13.35
                              13.41
                              13.38
                              13.55
                              13.55
                              13.69
                              13.68
                              13.64
                              13.67
                              13.78
                              13.86
                              13.97
                              14.06
                              14.14
                              14.14
                              14.24
                              14.24
                              14.06
                              14.14
                              14.14
                              14.07
                              13.93
                              13.91
                              13.54
                              13.62
                              13.67
                              13.76
                              13.84
                              13.81
                              13.75
                              13.61
                              13.6
                              13.8
                              13.85
                              13.85
                              14.05
                              14.2
                              14.32
                              14.33
                              14.31
                              14.46
                              14.48
                              14.65
                              14.47
                              14.44
                              14.43
                              14.6
                              14.55
                              14.47
                              14.34
                              14.45
                              14.43
                              14.25
                              14.24
                              14.45
                              14.52
                              14.61
                              14.61
                              14.73
                              14.7
                              14.72
                              14.61
                              14.77
                              14.8
                              14.89
                              14.8
                              14.88
                              14.87
                              14.82
                              14.85
                              14.9
                              14.92
                              14.88
                              14.84
                              14.81
                              14.81
                              14.96
                              15.02
                              15.01
                              15.1
                              15.06
                              14.95
                              15.04
                              15.09
                              15.09
                              15.06
                              15.12
                              15.01
                              15.04
                              15.06
                              15.13
                              15.16
                              15.15
                              15.13
                              15.09
                              15.11
                              15.06
                              15.13
                              15.19
                              15.07
                              15
                              15.06
                              15.09
                              15.13
                              15.13
                              15.12
                              15.13
                              15.19
                              15.24
                              15.15
                              15.12
                              15.15
                              15.18
                              15.21
                              15.2
                              15.13
                              15.09
                              15.06
                              15.13
                              15.25
                              15.31
                              15.33
                              15.33
                              15.33
                              15.41
                              15.54
                              15.64
                              15.07
                              14.72
                              14.93
                              15.12
                              15.06
                              15.03
                              15.11
                              15.16
                              15.2
                              15.27
                              15.26
                              15.16
                              15.18
                              15.22
                              15.23
                              15.06
                              14.94
                              14.95
                              14.77
                              14.8
                              14.92
                              14.94
                              14.92
                              14.88
                              14.94
                              14.8
                              14.66
                              14.54
                              14.36
                              14.3
                              14.36
                              14.55
                              14.59
                              14.5
                              14.4
                              14.41
                              14.35
                              14.36
12/31/04                      14.4


Portfolio Statistics
--------------------------------------------------------------------------------

Share Price                                                               $14.40
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                           $15.66
--------------------------------------------------------------------------------
Premium/Discount to NAV                                                   -8.05%
--------------------------------------------------------------------------------
Latest Dividend                                                           $.1020
--------------------------------------------------------------------------------
Market Yield                                                               8.50%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                  $1,872,283
--------------------------------------------------------------------------------

Industries
(as a % of total investments)
--------------------------------------------------------------------------------
Commercial Banks                                                           25.9%
--------------------------------------------------------------------------------
Insurance                                                                  16.6%
--------------------------------------------------------------------------------
Real Estate                                                                12.7%
--------------------------------------------------------------------------------
Capital Markets                                                            11.1%
--------------------------------------------------------------------------------
Diversified Financial Services                                              9.0%
--------------------------------------------------------------------------------
Thrifts & Mortgage Finance                                                  4.8%
--------------------------------------------------------------------------------
Electric Utilities                                                          3.9%
--------------------------------------------------------------------------------
Diversified Telecommunication
Services                                                                    3.5%
--------------------------------------------------------------------------------
Automobiles                                                                 3.4%
--------------------------------------------------------------------------------
Other                                                                       9.1%
--------------------------------------------------------------------------------

Top Five Issuers
(excluding repurchase agreements)
(as a % of total investments)
--------------------------------------------------------------------------------
Wachovia Corporation                                                        3.6%
--------------------------------------------------------------------------------
Abbey National Public
Limited Company                                                             3.3%
--------------------------------------------------------------------------------
ING Groep NV                                                                3.0%
--------------------------------------------------------------------------------
Everest Reinsurance Holdings Inc.                                           2.7%
--------------------------------------------------------------------------------
Vodafone Airtouch Public
Limited Company                                                             2.2%
--------------------------------------------------------------------------------

Average Annual Total Return
(Inception 9/24/02)
--------------------------------------------------------------------------------
                                                  On Share Price          On NAV
--------------------------------------------------------------------------------
1-Year                                                -0.66%               7.99%
--------------------------------------------------------------------------------
Since
Inception                                              7.23%              13.28%
--------------------------------------------------------------------------------

(1) The Fund also paid shareholders capital gains and net ordinary income distributions in December 2004 of $0.1887 per share.

Nuveen Quality Preferred Income Fund 3

JHP

Performance
     Overview As of December 31, 2004

Pie Chart:
PORTFOLIO ALLOCATION
(as a % of  total investments)
$25 Par (or similar) Securities                 51.0%
Capital Preferred Securities                    40.4%
Convertible Preferred Securities                 5.3%
Corporate Bonds                                  3.2%
Repurchase Agreements                            0.1%

Bar Chart:
2004 MONTHLY DIVIDENDS PER SHARE1
Jan                            0.103
Feb                            0.103
Mar                            0.103
Apr                            0.103
May                            0.103
Jun                            0.103
Jul                            0.103
Aug                            0.103
Sep                            0.103
Oct                            0.103
Nov                            0.103
Dec                              0.1

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
1/1/04                        15.85
                              15.71
                              15.93
                              15.79
                              15.89
                              15.89
                              15.94
                              15.68
                              15.67
                              15.66
                              15.73
                              15.81
                              15.75
                              15.74
                              15.74
                              15.68
                              15.55
                              15.55
                              15.49
                              15.48
                              15.48
                              15.55
                              15.61
                              15.58
                              15.63
                              15.7
                              15.7
                              15.75
                              15.6
                              15.54
                              15.58
                              15.64
                              15.72
                              15.68
                              15.6
                              15.5
                              15.49
                              15.58
                              15.78
                              15.87
                              15.87
                              15.89
                              15.8
                              15.83
                              15.8
                              15.86
                              15.9
                              16.05
                              15.99
                              15.85
                              15.92
                              15.99
                              15.96
                              15.96
                              15.87
                              15.89
                              16
                              15.93
                              15.9
                              15.89
                              15.93
                              15.9
                              15.97
                              16.03
                              16.1
                              15.57
                              14.7
                              14.91
                              15.12
                              15.05
                              14.85
                              14.43
                              14.17
                              14.25
                              14.59
                              14.65
                              14.53
                              14.14
                              14.22
                              14.02
                              13.45
                              13.55
                              13.7
                              13.77
                              13.85
                              14.04
                              13.88
                              13.71
                              13.45
                              12.76
                              12.28
                              13.04
                              12.97
                              13.02
                              13.21
                              13.18
                              13.16
                              13.25
                              13.2
                              13.27
                              13.44
                              13.58
                              13.58
                              13.69
                              13.89
                              13.89
                              13.96
                              14
                              13.85
                              13.92
                              13.88
                              13.83
                              13.85
                              13.73
                              13.38
                              13.45
                              13.48
                              13.45
                              13.4
                              13.4
                              13.42
                              13.45
                              13.5
                              13.45
                              13.5
                              13.42
                              13.53
                              13.71
                              13.89
                              14.1
                              14.11
                              14.25
                              14.28
                              14.45
                              14.36
                              14.31
                              14.27
                              14.37
                              14.3
                              14.32
                              14.16
                              14.23
                              14.22
                              14.15
                              14.24
                              14.35
                              14.34
                              14.34
                              14.34
                              14.44
                              14.43
                              14.47
                              14.42
                              14.49
                              14.46
                              14.54
                              14.39
                              14.42
                              14.52
                              14.61
                              14.6
                              14.64
                              14.57
                              14.57
                              14.6
                              14.51
                              14.53
                              14.61
                              14.68
                              14.87
                              14.91
                              14.92
                              14.89
                              14.91
                              14.98
                              14.98
                              14.88
                              14.95
                              14.98
                              14.95
                              14.93
                              14.92
                              15
                              14.93
                              14.97
                              14.94
                              14.86
                              14.97
                              14.95
                              14.95
                              14.94
                              14.82
                              14.88
                              14.89
                              14.93
                              14.93
                              14.93
                              14.95
                              14.95
                              15.02
                              14.92
                              14.97
                              14.91
                              14.87
                              14.88
                              14.92
                              14.9
                              14.91
                              14.9
                              14.84
                              14.93
                              14.94
                              14.99
                              14.99
                              15
                              15.09
                              15.09
                              15.19
                              14.93
                              14.66
                              14.85
                              14.85
                              14.9
                              14.89
                              14.94
                              14.99
                              14.92
                              15
                              14.96
                              15
                              15.01
                              15.03
                              15.06
                              15
                              14.86
                              14.82
                              14.72
                              14.77
                              14.87
                              14.83
                              14.82
                              14.83
                              14.93
                              14.72
                              14.62
                              14.49
                              14.3
                              14.25
                              14.21
                              14.23
                              14.23
                              14.29
                              14.22
                              14.3
                              14.32
                              14.38
12/31/04                      14.44


Portfolio Statistics
--------------------------------------------------------------------------------
Share Price                                                               $14.44
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                           $15.15
--------------------------------------------------------------------------------
Premium/Discount to NAV                                                   -4.69%
--------------------------------------------------------------------------------
Latest Dividend                                                           $.1000
--------------------------------------------------------------------------------
Market Yield                                                               8.31%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                    $358,197
--------------------------------------------------------------------------------

Industries
(as a % of total investments)
--------------------------------------------------------------------------------
Commercial Banks                                                           23.3%
--------------------------------------------------------------------------------
Insurance                                                                  20.3%
--------------------------------------------------------------------------------
Real Estate                                                                11.7%
--------------------------------------------------------------------------------
Diversified Financial Services                                             10.6%
--------------------------------------------------------------------------------
Capital Markets                                                            10.0%
--------------------------------------------------------------------------------
Thrifts & Mortgage Finance                                                  3.3%
--------------------------------------------------------------------------------
Diversified Telecommunication
Services                                                                    3.3%
--------------------------------------------------------------------------------
Oil & Gas                                                                   3.3%
--------------------------------------------------------------------------------
Automobiles                                                                 3.3%
--------------------------------------------------------------------------------
Repurchase Agreements                                                       0.1%
--------------------------------------------------------------------------------
Other                                                                      10.8%
--------------------------------------------------------------------------------

Top Five Issuers
(excluding repurchase agreements)
(as a % of total investments)
--------------------------------------------------------------------------------
Wachovia Corporation                                                        3.6%
--------------------------------------------------------------------------------
ING Groep NV                                                                3.4%
--------------------------------------------------------------------------------
Zurich Financial Services                                                   2.9%
--------------------------------------------------------------------------------
Union Planters Corporation                                                  2.4%
--------------------------------------------------------------------------------
Citigroup                                                                   2.3%
--------------------------------------------------------------------------------

Average Annual Total Return
(Inception 12/18/02)
--------------------------------------------------------------------------------
                                                    On Share Price        On NAV
--------------------------------------------------------------------------------
1-Year                                                   -0.41%            7.73%
--------------------------------------------------------------------------------
Since
Inception                                                 6.75%           11.60%
--------------------------------------------------------------------------------

(1) The Fund also paid shareholders a capital gains distribution in December 2004 of $0.0588 per share.

Shareholder
    Meeting Report

The Shareholder Meeting was held in the Embassy Room of the Mandarin Oriental Hotel, 222 Sansome Street, San Francisco, California on November 17, 2004.

                                                JTP                               JPS                               JHP
------------------------------------------------------------------------------------------------------------------------------------
Approval of the board members
   was reached as follows:
                                     Common and                        Common and                        Common and
                                  FundPreferred    FundPreferred    FundPreferred    FundPreferred    FundPreferred    FundPreferred
                                  shares voting    shares voting    shares voting    shares voting    shares voting    shares voting
                                       together         together         together         together         together         together
                                     as a class       as a class       as a class       as a class       as a class       as a class
====================================================================================================================================
Robert P. Bremner
   For                               63,063,195               --      116,546,845               --       23,271,219               --
   Withhold                             499,423               --          826,148               --          108,796               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                             63,562,618               --      117,372,993               --       23,380,015               --
====================================================================================================================================
Lawrence H. Brown
   For                               63,051,475               --      116,540,309               --       23,274,468               --
   Withhold                             511,143               --          832,684               --          105,547               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                             63,562,618               --      117,372,993               --       23,380,015               --
====================================================================================================================================
Jack B. Evans
   For                               63,056,823               --      116,543,695               --       23,270,868               --
   Withhold                             505,795               --          829,298               --          109,147               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                             63,562,618               --      117,372,993               --       23,380,015               --
====================================================================================================================================
William C. Hunter
   For                               63,056,206               --      116,541,537               --       23,272,901               --
   Withhold                             506,412               --          831,456               --          107,114               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                             63,562,618               --      117,372,993               --       23,380,015               --
====================================================================================================================================
William J. Schneider
   For                                       --           16,732               --           30,095               --            5,972
   Withhold                                  --               64               --              119               --              111
------------------------------------------------------------------------------------------------------------------------------------
   Total                                     --           16,796               --           30,214               --            6,083
====================================================================================================================================
Timothy R. Schwertfeger
   For                                       --           16,728               --           30,095               --            5,972
   Withhold                                  --               68               --              119               --              111
------------------------------------------------------------------------------------------------------------------------------------
   Total                                     --           16,796               --           30,214               --            6,083
====================================================================================================================================
Judith M. Stockdale
   For                               63,055,783               --      116,513,937               --       23,274,251               --
   Withhold                             506,835               --          859,056               --          105,764               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                             63,562,618               --      117,372,993               --       23,380,015               --
====================================================================================================================================

Report of
      Independent Registered
      Public Accounting Firm

To the Shareholders and Board of Trustees of Nuveen Quality Preferred Income Fund
Nuveen Quality Preferred Income Fund 2
Nuveen Quality Preferred Income Fund 3

We have audited the accompanying statements of assets and liabilities of Nuveen Quality Preferred Income Fund, Nuveen Quality Preferred Income Fund 2 and Nuveen Quality Preferred Income Fund 3 (the "Funds"), including the portfolios of investments, as of December 31, 2004, and the related statements of operations and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Quality Preferred Income Fund, Nuveen Quality Preferred Income Fund 2 and Nuveen Quality Preferred Income Fund 3 at December 31, 2004, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                        /s/ Ernst & Young LLP

Chicago, Illinois
February 17, 2005

Nuveen Quality Preferred Income Fund (JTP)

Portfolio of
     Investments December 31, 2004

                                                                                            Ratings*
                                                                                        ------------------                    Market
       Shares   Description(1)                                                Coupon    Moody's        S&P                     Value
------------------------------------------------------------------------------------------------------------------------------------
                $25 PAR (or similar) SECURITIES - 66.3% (45.7% of Total Investments)

                Auto Components - 1.1%

      422,441   Delphi Trust I                                                 8.250%     Baa3         BB              $  10,523,005
------------------------------------------------------------------------------------------------------------------------------------
                Automobiles - 0.2%

       32,900   Ford Motor Company (CORTS)                                     8.000%     Baa1        BBB-                   878,759
       51,600   General Motors Acceptance Corporation                          7.350%     Baa1        BBB-                 1,317,864
------------------------------------------------------------------------------------------------------------------------------------
                Capital Markets - 5.9%

        1,250   ABN AMRO North America, Series L, 144A (a)                     6.460%       A3          NA                 1,322,656
      122,000   BCH Capital Ltd., Series B                                     9.430%       A2        BBB+                 3,242,150
       60,000   Bear Stearns Capital Trust III                                 7.800%       A2         BBB                 1,590,000
       31,100   BNY Capital Trust V, Series F                                  5.950%       A1          A-                   784,031
      270,650   BSCH Finance Ltd., Series Q                                    8.625%       A2        BBB+                 7,077,498
      228,095   Compass Capital Trust III                                      7.350%       A3        BBB-                 5,996,618
       29,400   First Union Capital II, Series II (CORTS)                      7.500%       A1        BBB+                   790,860
       11,300   First Union Institutional Capital II (CORTS)                   8.200%       A1        BBB+                   319,790
       81,500   JPMorgan Chase Capital Trust IX, Series I                      7.500%       A1          A-                 2,154,860
      108,549   Lehman Brothers Holdings Capital Trust III, Series K           6.375%       A2        BBB+                 2,773,427
       43,500   Lehman Brothers Holdings Capital Trust IV, Series L            6.375%       A2        BBB+                 1,121,430
       13,200   Lehman Brothers Holdings Capital Trust V, Series M             6.000%       A2        BBB+                   328,680
       35,000   Lehman Brothers Holdings Inc., Series C (a)                    5.940%       NA        BBB+                 1,790,250
       74,500   Merrill Lynch Capital Trust                                    7.000%       A1          A-                 1,998,090
      192,500   Merrill Lynch Preferred Capital Trust                          7.750%       A1          A-                 5,149,375
       59,700   Merrill Lynch Preferred Capital Trust IV                       7.120%       A1          A-                 1,605,333
       77,400   Merrill Lynch Preferred Capital Trust V                        7.280%       A1          A-                 2,101,410
      157,200   Morgan Stanley Capital Trust II                                7.250%       A1          A-                 4,159,512
      226,700   Morgan Stanley Capital Trust III                               6.250%       A1          A-                 5,764,981
      249,095   Morgan Stanley Capital Trust IV                                6.250%       A1          A-                 6,309,576
       10,800   Morgan Stanley Capital Trust V                                 5.750%       A1          A+                   264,708
------------------------------------------------------------------------------------------------------------------------------------
                Commercial Banks - 8.3%

       24,800   Abbey National plc, Series B                                   7.250%       A1          A-                   653,728
       67,800   Abbey National plc, Series B                                   7.375%       A2           A                 1,864,500
      100,000   ABN AMRO Capital Fund Trust V                                  5.900%       A2           A                 2,450,000
      102,800   ASBC Capital I                                                 7.625%     Baa1        BBB-                 2,760,180
        7,200   BAC Capital Trust I                                            7.000%      Aa3          A-                   189,648
       64,500   BAC Capital Trust II                                           7.000%      Aa3          A-                 1,723,440
       80,000   BAC Capital Trust III                                          7.000%      Aa3          A-                 2,148,000
       52,300   Banco Totta & Acores Finance, Series A                         8.875%       A3          NA                 1,426,812
       68,300   Bank One Capital II                                            8.500%       A1          A-                 1,771,019
       59,400   Bank One Capital Trust VI                                      7.200%       A1          A-                 1,577,664
      198,200   Chittenden Capital Trust I                                     8.000%     Baa1         BB+                 5,373,202
       66,300   Citigroup Inc., Series H (a)                                   6.231%      Aa3          NA                 3,571,913
      116,800   Cobank ABC, 144A (a)                                           7.000%       NA          NA                 6,204,416
      124,700   Comerica Capital Trust I                                       7.600%       A3        BBB+                 3,277,116
       87,000   Fleet Capital Trust VI                                         8.800%      Aa3          A-                 2,234,160
       33,900   Fleet Capital Trust VII                                        7.200%      Aa3          A-                   900,045
       62,900   KeyCorp (PCARS)                                                7.500%       A3          NA                 1,656,786
       18,000   KeyCorp, Series 2001-7 (CORTS)                                 7.750%       A3         BBB                   485,100
       29,800   KeyCorp, Series B (CORTS)                                      8.250%       A3         BBB                   777,780
       63,500   National Commerce Capital Trust II                             7.700%       A1          A-                 1,701,800
       55,300   National Westminster Bank plc, Series A                        7.875%      Aa2          A+                 1,430,058
       29,200   Regions Finance Trust I                                        8.000%       A2        BBB+                   762,412

      Portfolio of Investments December 31, 2004

                                                                                            Ratings*
                                                                                        ------------------                    Market
       Shares   Description(1)                                                Coupon    Moody's        S&P                     Value
------------------------------------------------------------------------------------------------------------------------------------
                Commercial Banks (continued)

       10,700   Royal Bank of Scotland Group plc, Series L                     5.750%       A1          A              $     262,257
       22,800   Royal Bank of Scotland Group plc, Series M                     6.400%       A1          A                    598,044
       23,500   SunTrust Capital Trust IV                                      7.125%       A1          A-                   618,285
       71,800   SunTrust Capital Trust V                                       7.050%       A1          A-                 1,896,956
      174,400   USB Capital Trust III                                          7.750%      Aa3          A-                 4,632,064
      419,005   USB Capital Trust IV                                           7.350%      Aa3          A-                11,149,723
       46,100   USB Capital Trust V                                            7.250%      Aa3          A-                 1,222,111
       35,800   VNB Capital Trust I                                            7.750%     Baa1         BBB                   952,996
       27,300   Washington Mutual Capital Trust I,
                Series 2001-22, Class A-1 (CORTS)                              7.650%     Baa1         BBB                   712,803
       11,800   Wells Fargo Capital Trust IV                                   7.000%      Aa2           A                   313,880
      130,100   Wells Fargo Capital Trust V                                    7.000%      Aa2           A                 3,419,028
        5,600   Wells Fargo Capital Trust VI                                   6.950%      Aa2          A-                   149,128
      340,000   Zions Capital Trust B                                          8.000%     Baa1         BB+                 9,316,000
------------------------------------------------------------------------------------------------------------------------------------
                Consumer Finance - 0.6%

      127,000   Household Capital Trust V, Series X                           10.000%       A2        BBB+                 3,267,710
       60,300   Household Capital Trust VI                                     8.250%       A2        BBB+                 1,600,362
       24,700   Household Capital Trust VII                                    7.500%       A2        BBB+                   660,972
------------------------------------------------------------------------------------------------------------------------------------
                Diversified Financial Services - 6.1%

       17,000   BBVA Preferred Capital Ltd., Series B                          7.750%       A1          A-                   451,180
       25,200   Chase Capital Trust VIII, Series H                             8.300%       A1          A-                   656,208
       30,376   CIT Group Incorporated (CORTS)                                 7.750%       A3        BBB+                   834,581
      160,500   Citigroup Capital Trust VII                                    7.125%      Aa2           A                 4,237,200
       95,200   Citigroup Capital Trust VIII                                   6.950%      Aa2           A                 2,498,048
       40,800   Citigroup Inc., Series M (a)                                   5.864%      Aa3           A                 2,162,400
       30,300   ING Capital Funding Trust II                                   9.200%       A2          A-                   779,316
      563,900   ING Group NV                                                   7.050%       NA          A-                15,168,910
    1,015,458   ING Group NV                                                   7.200%       A2          A-                27,589,994
       32,600   JPM Capital Trust I, Series 2001-1, Class A-1 (CORTS)          7.850%       A1          A-                   881,178
       73,600   JPMorgan Chase Capital Trust X                                 7.000%       A1          NA                 1,967,328
       20,000   JPMorgan Chase Trust, Series 2002-6, Class A (SATURNS)         7.125%       A1          A-                   534,400
       46,000   Merrill Lynch Capital Trust II                                 8.000%       A1          A-                 1,252,120
------------------------------------------------------------------------------------------------------------------------------------
                Diversified Telecommunication Services - 0.1%

       14,800   BellSouth Corporation, Series 2001-3 (SATURNS)                 7.125%       A2           A                   385,244
       18,100   SBC Communications Inc.                                        7.000%       A2           A                   475,668
       16,500   Verizon New England Inc., Series B                             7.000%       A2          NA                   440,550
------------------------------------------------------------------------------------------------------------------------------------
                Electric Utilities - 2.2%

       77,740   DTE Energy Trust I                                             7.800%     Baa3         BB+                 2,081,877
       95,305   Entergy Louisiana Inc.                                         7.600%     Baa1          A-                 2,547,503
      117,951   Georgia Power Company                                          5.900%       A2           A                 2,972,365
      251,220   Interstate Power and Light Company, Series B (a)               8.375%     Baa3        BBB-                 8,541,480
        7,000   Tennessee Valley Authority, Series D                           6.750%      Aaa         AAA                   175,000
      187,000   Virginia Power Capital Trust                                   7.375%     Baa1        BBB-                 5,039,650
------------------------------------------------------------------------------------------------------------------------------------
                Food Products - 0.7%

       65,000   Dairy Farmers of America Inc., 144A (a)                        7.875%     Baa3        BBB-                 6,784,375
------------------------------------------------------------------------------------------------------------------------------------
                Gas Utilities - 0.1%

       32,300   AGL Capital Trust II                                           8.000%     Baa2         BBB                   856,919
------------------------------------------------------------------------------------------------------------------------------------
                Industrial Conglomerates - 0.1%

       19,400   General Electric Company (CORTS)                               6.800%      Aaa         AAA                   517,786
------------------------------------------------------------------------------------------------------------------------------------
                Insurance - 9.8%

       14,900   ACE Capital Trust I, Series 1999                               8.875%     Baa1        BBB-                   376,523
      673,700   Ace Ltd., Series C                                             7.800%     Baa2        BBB-                17,974,316
        1,800   Allstate Corporation (PCARS)                                   7.150%       A2          A-                    47,610
       21,500   AMBAC Financial Group Inc.                                     5.950%      Aa2          AA                   540,510
       18,700   American General Capital III                                   8.050%      Aa1          AA                   488,070
      201,000   Delphi Financial Group Inc.                                    8.000%     Baa3         BBB                 5,477,250
      262,700   EverestRe Capital Trust II                                     6.200%     Baa1         BBB                 6,157,688

                                                                                            Ratings*
                                                                                        ------------------                    Market
       Shares   Description(1)                                                Coupon    Moody's        S&P                     Value
------------------------------------------------------------------------------------------------------------------------------------
                Insurance (continued)

       72,300   EverestRe Group Limited                                        7.850%     Baa1         BBB             $   1,999,818
      156,877   Hartford Capital Trust III, Series C                           7.450%     Baa1         BBB                 4,113,315
       46,700   Hartford Life Capital Trust II, Series B                       7.625%     Baa1         BBB                 1,236,149
       77,100   Lincoln National Capital Trust V, Series E                     7.650%     Baa1         BBB                 2,044,692
       26,900   Lincoln National Capital Trust VI                              6.750%     Baa1         BBB                   720,651
       26,100   MBIA Inc.                                                      8.000%      Aa2          AA                   685,125
      113,700   PartnerRe Limited                                              7.900%       A3        BBB+                 3,024,420
      250,000   PartnerRe Limited, Series C                                    6.750%     Baa1        BBB+                 6,485,000
       67,000   PartnerRe Limited, Series D                                    6.500%     Baa1        BBB+                 1,685,720
       72,100   PLC Capital Trust III                                          7.500%     Baa1        BBB+                 1,904,882
      410,000   PLC Capital Trust IV                                           7.250%     Baa1        BBB+                10,906,000
      264,165   Prudential plc                                                 6.750%     Baa1           A                 6,849,798
      111,450   RenaissanceRe Holdings Ltd., Series A                          8.100%     Baa2        BBB+                 2,973,486
       59,100   RenaissanceRe Holdings Ltd., Series B                          7.300%     Baa2        BBB+                 1,586,244
       13,900   RenaissanceRe Holdings Ltd., Series C                          6.080%     Baa2        BBB+                   331,793
       35,800   Safeco Capital Trust I (CORTS)                                 8.700%     Baa2        BBB-                   976,624
       31,300   Safeco Capital Trust I, Series 2001-4 (CORTS)                  8.750%     Baa2        BBB-                   845,100
       61,600   Torchmark Capital Trust I                                      7.750%     Baa1          A-                 1,652,420
        4,200   W.R. Berkley (CORTS)                                           8.250%     Baa3        BBB-                   111,699
      391,854   XL Capital Ltd., Series A                                      8.000%     Baa1        BBB+                10,701,533
       72,400   XL Capital Ltd., Series B                                      7.625%     Baa1        BBB+                 1,949,732
------------------------------------------------------------------------------------------------------------------------------------
                IT Services - 0.1%

       22,800   Vertex Indsutries Inc. (PPLUS)                                 7.625%       A2          A+                   614,688
------------------------------------------------------------------------------------------------------------------------------------
                Media - 0.3%

      119,000   Viacom Inc.                                                    7.300%       A3          A-                 3,117,800
------------------------------------------------------------------------------------------------------------------------------------
                Multi-Utilities & Unregulated Power - 0.7%

       93,600   Dominion CNG Capital Trust I                                   7.800%     Baa1        BBB-                 2,506,608
       57,600   Dominion Resources Capital Trust II                            8.400%     Baa2        BBB-                 1,552,320
       97,700   Energy East Capital Trust I                                    8.250%     Baa3        BBB-                 2,621,291
------------------------------------------------------------------------------------------------------------------------------------
                Oil & Gas - 1.5%

      445,632   Nexen Inc.                                                     7.350%     Baa3         BB+                12,000,870
      108,500   TransCanada Pipeline                                           8.250%       A3         BBB                 2,803,640
------------------------------------------------------------------------------------------------------------------------------------
                Pharmaceuticals - 0.1%

       20,000   Bristol Myers Squibb Company (CORTS)                           6.250%       A1          A+                   519,900
------------------------------------------------------------------------------------------------------------------------------------
                Real Estate - 22.0%

       49,658   AMB Property Corporation, Series M                             6.750%     Baa2        BBB-                 1,276,211
       13,400   AvalonBay Communities, Inc., Series H                          8.700%     Baa2         BBB                   378,148
      608,700   BRE Properties, Series B                                       8.080%     Baa3        BBB-                16,343,595
       85,000   BRE Properties, Series D                                       6.750%     Baa3        BBB-                 2,133,500
      547,145   CarrAmerica Realty Corporation, Series E                       7.500%     Baa3        BBB-                14,532,171
       55,600   Developers Diversified Realty Corporation, Series F            8.600%      Ba1        BBB-                 1,493,972
       45,100   Developers Diversified Realty Corporation, Series G            8.000%      Ba1        BBB-                 1,206,425
      119,000   Developers Diversified Realty Corporation, Series H            7.375%      Ba1        BBB-                 3,083,290
      114,179   Duke-Weeks Realty Corporation, Series B                        7.990%     Baa2         BBB                 5,780,312
       10,800   Duke-Weeks Realty Corporation, Series I                        8.450%     Baa2         BBB                   284,040
    1,097,400   Equity Office Properties Trust, Series G                       7.750%     Baa3         BBB                29,629,800
       30,400   Equity Residential Properties Trust                            9.125%     Baa2         BBB                   787,056
       23,100   Equity Residential Properties Trust, Series D                  8.600%     Baa2         BBB                   632,478
       10,600   First Industrial Realty Trust, Inc., Series C                  8.625%     Baa3        BBB-                   291,500
       19,000   Firstar Realty LLC, 144A                                       8.875%      Aa3           A                24,174,650
       57,900   Harris Preferred Capital Corporation, Series A                 7.375%       A1           A                 1,473,555
    1,008,900   HRPT Properties Trust, Series B                                8.750%     Baa3        BBB-                27,901,130
       22,000   New Plan Excel Realty Trust, Series D                          7.800%     Baa3        BBB-                 1,119,939
      416,000   New Plan Excel Realty Trust, Series E                          7.625%       NA        BBB-                10,957,440
      101,000   Prologis Trust, Series G                                       6.750%     Baa2         BBB                 2,548,230
      328,400   PS Business Parks Inc.                                         7.000%      Ba1        BBB-                 8,141,036
       57,000   PS Business Parks Inc., Series I                               6.875%      Ba1        BBB-                 1,407,900
      240,000   PS Business Parks Inc., Series L                               7.600%      Ba1        BBB-                 6,134,400

      Portfolio of Investments December 31, 2004

                                                                                            Ratings*
                                                                                        ------------------                    Market
       Shares   Description(1)                                                Coupon    Moody's        S&P                     Value
------------------------------------------------------------------------------------------------------------------------------------
                Real Estate (continued)

       60,900   Public Storage Inc., Series C                                  6.600%     Baa2        BBB+             $   1,532,853
       14,200   Public Storage Inc., Series E                                 10.000%     Baa2        BBB+                   356,846
       22,800   Public Storage Inc., Series F                                  9.750%     Baa2        BBB+                   582,084
       25,100   Public Storage Inc., Series Q                                  8.600%     Baa2        BBB+                   657,369
      101,300   Public Storage Inc., Series R                                  8.000%     Baa2        BBB+                 2,671,281
      200,000   Public Storage Inc., Series S                                  7.875%     Baa2        BBB+                 5,266,000
       35,380   Public Storage Inc., Series U                                  7.625%     Baa2        BBB+                   942,523
      345,600   Public Storage Inc., Series V                                  7.500%     Baa2        BBB+                 9,158,400
       70,000   Realty Income Corporation                                      7.375%     Baa3        BBB-                 1,822,800
       47,500   Regency Centers Corporation                                    7.450%     Baa3        BBB-                 1,266,113
       15,500   Regency Centers Corporation                                    7.250%     Baa3        BBB-                   408,813
       20,500   Simon Property Group, Inc., Series F                           8.750%     Baa2        BBB-                   551,655
      176,200   Simon Property Group, Inc., Series G                           7.890%     Baa2         BBB                 9,377,364
      191,900   Vornado Realty Trust                                           6.625%     Baa3        BBB-                 4,739,930
       16,970   Vornado Realty Trust, Series C                                 8.500%      Ba1        BBB-                   425,608
      315,500   Wachovia Preferred Funding Corporation                         7.250%       A2        BBB+                 8,953,890
------------------------------------------------------------------------------------------------------------------------------------
                Thrifts & Mortgage Finance - 4.5%

        4,200   Countrywide Capital Trust II, Series II (CORTS)                8.000%     Baa1        BBB+                   112,308
      618,420   Countrywide Capital Trust IV                                   6.750%     Baa1        BBB+                15,899,578
      364,400   Fannie Mae (a)                                                 0.000%      Aa3         AA-                20,634,150
       61,300   Fannie Mae (a)                                                 3.780%      Aa3         AA-                 3,080,325
       53,200   Federal Home Loan Mortgage Corporation (a)                     1.140%      Aa3         AA-                 2,021,600
       39,000   Federal Home Loan Mortgage Corporation (a)                     5.100%      Aa3         AA-                 1,700,400
------------------------------------------------------------------------------------------------------------------------------------
                Wireless Telecommunication Services - 1.9%

      312,846   Telephone and Data Systems Inc.                                7.600%     Baa1          A-                 8,252,877
      157,600   United States Cellular Corporation                             8.750%     Baa1          A-                 4,409,648
      224,400   United States Cellular Corporation                             7.500%     Baa1          A-                 6,081,240
------------------------------------------------------------------------------------------------------------------------------------
                Total $25 Par (or similar) Securities (cost $602,793,267)                                                637,107,959
                --------------------------------------------------------------------------------------------------------------------

                CONVERTIBLE PREFERRED SECURITIES - 7.7% (5.4% of Total Investments)

                Diversified Financial Services - 0.8%

      154,000   Citigroup Global Markets                                       2.000%      Aa1         AA-                 7,241,542
------------------------------------------------------------------------------------------------------------------------------------
                Diversified Telecommunication Services - 1.4%

      263,200   Alltel Corporation                                             7.750%       A2          NA                13,920,648
------------------------------------------------------------------------------------------------------------------------------------
                Electric Utilities - 1.2%

      266,200   Ameren Corporation                                             9.750%       A3        BBB+                 7,655,912
       10,000   American Electric Power                                        9.250%     Baa3         BBB                   476,500
       60,000   DTE Energy Company                                             8.750%     Baa2        BBB-                 1,564,200
       30,000   FPL Group Inc.                                                 8.000%       NA          A-                 1,807,200
------------------------------------------------------------------------------------------------------------------------------------
                Gas Utilities - 1.6%

      299,400   Keyspan Corporation                                            8.750%       A3          NA                15,619,698
------------------------------------------------------------------------------------------------------------------------------------
                Healthcare Equipment & Supplies - 0.3%

       54,500   Baxter International Inc.                                      7.000%     Baa1          NA                 3,077,070
------------------------------------------------------------------------------------------------------------------------------------
                Insurance - 0.1%

       50,000   XL Capital Ltd.                                                6.500%       A2           A                 1,272,500
------------------------------------------------------------------------------------------------------------------------------------
                Multi-Utilities & Unregulated Power - 2.3%

      260,200   Dominion Resources Inc.                                        8.750%     Baa1        BBB+                14,357,836
      115,200   Public Service Enterprise Group                               10.250%     Baa3        BBB-                 7,755,264
------------------------------------------------------------------------------------------------------------------------------------
                Total Convertible Preferred Securities (cost $66,619,068)                                                 74,748,370
                --------------------------------------------------------------------------------------------------------------------

    Principal                                                                                Ratings*
Amount (000)/                                                                          -------------------                    Market
       Shares   Description(1)                             Coupon       Maturity       Moody's         S&P                     Value
------------------------------------------------------------------------------------------------------------------------------------
                CAPITAL PREFERRED SECURITIES - 65.4% (45.2% of Total Investments)

                Capital Markets - 7.2%

        2,500   Bank of New York Capital I, Series B       7.970%       12/31/26            A1          A-             $   2,770,360
        2,000   BT Capital Trust, Series B1                7.900%        1/15/27            A2          A-                 2,237,212
        1,000   BT Institutional Capital Trust B, 144A     7.750%       12/01/26            A2          A-                 1,107,440
        7,900   BT Preferred Capital Trust II              7.875%        2/25/27            A2          NR                 8,913,791
        2,250   C.A. Preferred Fund Trust II               7.000%       10/30/49            A1           A                 2,357,001
       11,250   C.A. Preferred Funding Trust               7.000%        1/30/49            A1           A                11,731,928
        2,500   Dresdner Funding Trust I, 144A             8.151%        6/30/31            A3        BBB+                 3,099,568
       26,463   First Union Institutional Capital          8.040%       12/01/26            A1        BBB+                28,894,950
                 Securities I
        7,000   UBS Preferred Funding Trust I              8.622%       10/29/49            A1         AA-                 8,423,912
------------------------------------------------------------------------------------------------------------------------------------
                Commercial Banks - 32.8%

        9,000   AB Svensk Exportkredit, 144A               6.375%       10/27/49           Aa3         AA-                 9,118,917
       30,000   Abbey National Capital Trust I             8.963%       12/30/49            A2          A-                41,938,830
        3,100   AgFirst Farm Credit Bank                   7.300%       12/15/53            NA          NA                 3,131,911
        2,800   ANZ Capital Trust I, 144A                  5.360%       12/29/49            A2          A-                 2,845,240
        2,500   Bank One Capital III                       8.750%        9/01/30            A1          A-                 3,394,460
        2,000   BankAmerica Institutional Capital Trust,   7.700%       12/31/26           Aa3          A-                 2,156,138
                 Series B, 144A
        5,700   BankBoston Capital Trust II, Series B      7.750%       12/15/26           Aa3          A-                 6,176,081
        1,500   BanPonce Trust I, Series A                 8.327%        2/01/27          Baa1        BBB-                 1,650,147
        7,200   Barclays Bank plc, 144A                    8.550%        6/15/49           Aa3          A+                 8,778,535
           10   BBVA Privanza International Gibraltar,     7.764%        9/30/47            A1          NA                10,600,000
                 144A (b)
        3,000   Centura Capital Trust I, 144A              8.845%        6/01/27            A2        BBB+                 3,470,808
        3,000   Corestates Capital Trust I, 144A           8.000%       12/15/26            A1          A-                 3,280,455
        1,700   DBS Capital Funding Corporation, 144A      7.657%        3/15/49            A1          A-                 1,968,275
        1,800   Farm Credit Bank of Texas                  7.561%       11/05/49            NA          NA                 1,854,745
        1,000   First Chicago NBD Institutional Capital,   7.950%       12/01/26            A1          NA                 1,087,886
                 144A
        1,000   First Empire Capital Trust II              8.277%        6/01/27          Baa1         BBB                 1,112,938
        1,500   First Midwest Bancorp Inc.                 6.950%       12/01/33          Baa2        BBB-                 1,639,731
        5,750   HSBC Capital Funding LP, 144A              9.547%       12/31/49            A1          A-                 7,171,613
       17,150   HSBC Capital Funding LP, Debt             10.176%        6/30/50            A1          A-                26,631,652
       12,000   KBC Bank Fund Trust III, 144A              9.860%       11/02/49            A2          A-                14,737,008
        2,000   KeyCorp Capital III                        7.750%        7/15/29            A3         BBB                 2,402,784
        2,000   KeyCorp Institutional Capital Trust A      7.826%       12/01/26            A3         BBB                 2,171,914
        8,850   Lloyds TSB Bank plc, Subordinate Note      6.900%       11/22/49           Aa2          A+                 9,289,385
       11,150   NB Capital Trust II                        7.830%       12/15/26           Aa3          A-                12,273,942
        7,655   Nordbanken AB, 144A                        8.950%       11/29/49            A2          A-                 9,076,564
        1,000   North Fork Capital Trust I, Capital        8.700%       12/15/26            A3        BBB-                 1,110,862
                 Securities
        8,000   Peoples Heritage Capital Trust I, Series B 9.060%        2/01/27          Baa1         BB+                 9,072,096
       19,000   PNC Institutional Capital Securities,      7.950%       12/15/26            A3        BBB+                20,783,568
                 144A
        2,000   Popular North American Capital Trust I     6.564%        9/15/34          Baa1        BBB-                 2,112,396
       15,750   RBS Capital Trust B                        6.800%       12/31/49            A1           A                16,291,784
       17,500   Reliance Capital Trust I, Series B         8.170%        5/01/28            NA          NA                19,618,445
        1,400   Republic New York Capital II, Capital      7.530%       12/04/26            A1          A-                 1,507,254
                 Securities
        1,100   Royal Bank of Scotland Group plc           7.648%        8/31/49            A1           A                 1,343,409
        3,000   SocGen Real Estate Company LLC, 144A       7.640%       12/29/49            A1           A                 3,292,737
        5,000   Sparebanken Rogaland, Notes, 144A          6.443%        5/01/49          Baa1          NA                 5,100,250
       23,000   Summit Capital Trust I, Capital            8.400%        3/15/27           Aa3          A-                25,487,059
                 Securities
        6,676   Union Planters Capital Trust A             8.200%       12/15/26            A2        BBB+                 7,251,498
        4,000   Wachovia Capital Trust I, Capital          7.640%        1/15/27            A1        BBB+                 4,454,912
                 Securities, 144A
        5,000   Washington Mutual Capital Trust I          8.375%        6/01/27          Baa1         BBB                 5,558,925
        1,050   Wells Fargo Capital Securities             7.950%       12/01/26           Aa2           A                 1,148,452
        3,000   Zions Institutional Capital Trust,         8.536%       12/15/26          Baa1        BBB-                 3,402,762
                 Series A
------------------------------------------------------------------------------------------------------------------------------------
                Diversified Financial Services - 7.1%

        4,250   BNP Paribas Capital Trust                  7.200%       12/31/49            A1          A+                 4,501,099
        1,500   BNP Paribas Capital Trust, 144A            9.003%       12/29/49            A1          A+                 1,850,589
        5,000   Chase Capital Trust I, Series A            7.670%       12/01/26            A1          A-                 5,390,285
       25,500   HBOS Capital Funding LP, Notes             6.850%        3/01/49            A1           A                26,279,127

      Portfolio of Investments December 31, 2004

    Principal                                                                                Ratings*
Amount (000)/                                                                          -------------------                    Market
       Shares   Description(1)                             Coupon       Maturity       Moody's         S&P                     Value
------------------------------------------------------------------------------------------------------------------------------------
                Diversified Financial Services (continued)

       19,500   JPM Capital Trust II                       7.950%        2/01/27            A1          A-             $  21,334,638
        8,100   Old Mutual Capital Funding, Notes          8.000%        6/22/53          Baa2          NA                 8,570,764
------------------------------------------------------------------------------------------------------------------------------------
                Diversified Telecommunication Services - 1.8%

       13,250   Centaur Funding Corporation, Series B,
                 144A                                      9.080%        4/21/20          Baa1        BBB+                17,485,866
------------------------------------------------------------------------------------------------------------------------------------
                Insurance - 10.9%

        7,570   Ace Capital Trust II                       9.700%        4/01/30          Baa1        BBB-                10,087,033
        1,000   Allstate Financing II                      7.830%       12/01/45            A2          A-                 1,082,689
        1,000   American General Capital II                8.500%        7/01/30           Aa1          AA                 1,348,959
        7,500   Berkeley Capital Trust                     8.197%       12/15/45          Baa3        BBB-                 7,962,555
        2,500   Mangrove Bay, Class 3, 144A                6.102%        7/15/33          Baa1        BBB+                 2,488,970
        4,000   MIC Financing Trust I                      8.375%        2/01/27            A1          A+                 4,240,444
        7,000   Prudential plc                             6.500%        6/29/49          Baa1           A                 7,043,575
        2,000   RenaissanceRe Capital Trust                8.540%        3/01/27          Baa1        BBB+                 2,177,150
       26,216   Sun Life Canada Capital Trust, Capital     8.526%        5/06/47            A1          A+                29,113,052
                 Securities, 144A
       35,095   Zurich Capital Trust I, 144A               8.376%        6/01/37          Baa2          A-                39,522,375
------------------------------------------------------------------------------------------------------------------------------------
                Oil & Gas - 4.0%

        4,000   KN Capital Trust I, Preferred Securities   8.560%        4/15/27          Baa3         BB+                 4,455,388
        8,860   KN Capital Trust III                       7.630%        4/15/28          Baa3         BB+                 9,937,500
       20,900   Phillips 66 Capital Trust II               8.000%        1/15/37          Baa2         BBB                24,005,238
------------------------------------------------------------------------------------------------------------------------------------
                Thrifts & Mortgage Finance - 1.6%

        8,500   Dime Capital Trust I, Series A             9.330%        5/06/27          Baa1         BBB                 9,667,331
        5,000   Great Western Financial Trust II,          8.206%        2/01/27          Baa1         BBB                 5,464,065
                 Series A
------------------------------------------------------------------------------------------------------------------------------------
                Total Capital Preferred Securities (cost $593,863,120)                                                   629,041,222
                --------------------------------------------------------------------------------------------------------------------

                CORPORATE BONDS - 4.7% (3.2% of Total Investments)

                Automobiles - 4.4%

        5,000   Ford Motor Company                         8.900%        1/15/32          Baa1        BBB-                 5,699,895
        3,400   Ford Motor Company, Debenture              7.400%       11/01/46          Baa1        BBB-                 3,250,267
        5,700   Ford Motor Company, Debenture              7.700%        5/15/97          Baa1        BBB-                 5,523,494
       24,500   General Motors Acceptance Corporation,     8.000%       11/01/31          Baa1        BBB-                25,253,664
                 Notes
        2,760   General Motors Corporation, Senior         8.375%        7/15/33          Baa2        BBB-                 2,867,508
                 Debentures
------------------------------------------------------------------------------------------------------------------------------------
                Commercial Banks - 0.3%

        2,500   Washington Mutual Bank FA                  5.125%        1/15/15            A3          A-                 2,487,835
------------------------------------------------------------------------------------------------------------------------------------
                Total Corporate Bonds (cost $40,532,449)                                                                  45,082,663
                --------------------------------------------------------------------------------------------------------------------

    Principal                                                                                                                Market
 Amount (000)   Description(1)                                                                                                Value
-----------------------------------------------------------------------------------------------------------------------------------
                REPURCHASE AGREEMENTS - 0.7% (0.5% of Total Investments)

$       6,355   State Street Bank, 1.000%, dated 12/31/04, due 1/03/05, repurchase price $6,355,582,
=============     collateralized by $5,045,000 U.S. Treasury Bonds, 7.500%, due 11/15/16, value $6,485,186           $    6,355,052
                -------------------------------------------------------------------------------------------------------------------
                Total Repurchase Agreements (cost $6,355,052)                                                             6,355,052
                -------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $1,310,162,956) - 144.8%                                                      1,392,335,266
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.0%                                                                      9,247,663
                -------------------------------------------------------------------------------------------------------------------
                FundPreferred Shares, at Liquidation Value - (45.8)%                                                   (440,000,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  961,582,929
                ===================================================================================================================

                Interest Rate Swap Contracts outstanding at December 31, 2004:

                                                                                                                         Unrealized
                                                         Notional                                       Termination    Appreciation
                Counterparty                               Amount    Fixed Rate  Floating Rate**               Date   (Depreciation)
                --------------------------------------------------------------------------------------------------------------------
                Citibank, N.A.                       $110,000,000       3.1300%           2.4175%           8/29/05    $   (206,840)
                Citibank, N.A.                        110,000,000       3.8600            2.4175            8/29/07        (990,584)
                Citibank, N.A.                        110,000,000       4.3500            2.4175            8/29/09      (2,276,366)
                --------------------------------------------------------------------------------------------------------------------
                                                                                                                       $ (3,473,790)
                ===================================================================================================================

             (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               * Ratings (not covered by the report of independent registered public accounting firm): Below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade.

              **      Based on LIBOR (London Inter-bank Offered Rate).

             (a)      Security is eligible for the Dividends Received Deduction.

             (b) Security valued at fair value using methods determined in good faith by or at the direction of the Board of Trustees.

            144A 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

         (CORTS)      Corporate Backed Trust Securities.

         (PCARS)      Public Credit and Repackaged Securities.

         (PPLUS)      PreferredPlus Trust.

       (SATURNS)      Structured Asset Trust Unit Repackaging.

              NA      Security is not rated.

                                 See accompanying notes to financial statements.

Nuveen Quality Preferred Income Fund 2 (JPS)

Portfolio of
      Investments December 31, 2004

                                                                                            Ratings*
                                                                                        ------------------                    Market
       Shares   Description(1)                                                Coupon    Moody's        S&P                     Value
------------------------------------------------------------------------------------------------------------------------------------
                $25 PAR (or similar) SECURITIES - 67.0% (47.2% of Total Investments)

                Auto Components - 1.1%

      800,357   Delphi Trust I                                                 8.250%     Baa3          BB             $  19,936,893
------------------------------------------------------------------------------------------------------------------------------------
                Automobiles - 0.1%

       23,300   DaimlerChrysler Corp. (PPLUS)                                  7.250%       A3         BBB                   605,334
       14,500   Ford Motor Company                                             0.000%     Baa1        BBB-                   389,180
       38,000   Ford Motor Company, Series F (CORTS)                           8.000%     Baa1        BBB-                 1,014,980
------------------------------------------------------------------------------------------------------------------------------------
                Capital Markets - 5.2%

      340,500   BCH Capital Ltd., Series B                                     9.430%       A2        BBB+                 9,048,788
      101,400   Bear Stearns Capital Trust III                                 7.800%       A2         BBB                 2,687,100
       19,300   BNY Capital Trust IV, Series E                                 6.875%       A1          A-                   487,904
       46,800   BNY Capital Trust V, Series F                                  5.950%       A1          A-                 1,179,828
      446,100   BSCH Finance Ltd., Series Q                                    8.625%       A2        BBB+                11,665,515
      381,125   Compass Capital Trust III                                      7.350%       A3        BBB-                10,019,776
       24,300   CSFB USA, Series 2002-10 (SATURNS)                             7.000%      Aa3          A+                   626,940
       63,300   First Union Capital II, Series II (CORTS)                      7.500%       A1        BBB+                 1,702,770
       31,300   First Union Institutional Capital II (CORTS)                   8.200%       A1        BBB+                   885,790
      221,100   JPMorgan Chase Capital Trust IX, Series I                      7.500%       A1          A-                 5,845,884
      279,300   Lehman Brothers Holdings Capital Trust III, Series K           6.375%       A2        BBB+                 7,136,115
      102,900   Lehman Brothers Holdings Capital Trust IV, Series L            6.375%       A2        BBB+                 2,652,762
       37,300   Lehman Brothers Holdings Capital Trust V, Series M             6.000%       A2        BBB+                   928,770
       42,000   Lehman Brothers Holdings Inc., Series C (a)                    5.940%       NA        BBB+                 2,148,300
      171,900   Merrill Lynch Capital Trust                                    7.000%       A1          A-                 4,610,358
      103,500   Merrill Lynch Preferred Capital Trust                          7.750%       A1          A-                 2,768,625
       89,400   Merrill Lynch Preferred Capital Trust IV                       7.120%       A1          A-                 2,403,966
      152,800   Merrill Lynch Preferred Capital Trust V                        7.280%       A1          A-                 4,148,520
       47,700   Morgan Stanley (PPLUS)                                         7.050%      Aa3          A+                 1,264,527
      161,408   Morgan Stanley Capital Trust II                                7.250%       A1          A-                 4,270,856
      457,500   Morgan Stanley Capital Trust III                               6.250%       A1          A-                11,634,225
      380,000   Morgan Stanley Capital Trust IV                                6.250%       A1          A-                 9,625,400
       20,700   Morgan Stanley Capital Trust V                                 5.750%       A1          A+                   507,357
------------------------------------------------------------------------------------------------------------------------------------
                Commercial Banks - 8.0%

      152,060   ASBC Capital I                                                 7.625%     Baa1        BBB-                 4,082,811
      135,900   BAC Capital Trust I                                            7.000%      Aa3          A-                 3,579,606
      168,500   BAC Capital Trust II                                           7.000%      Aa3          A-                 4,502,320
      218,300   BAC Capital Trust III                                          7.000%      Aa3          A-                 5,861,355
       44,100   Banco Totta & Acores Finance, Series A                         8.875%       A3          NA                 1,203,105
       81,600   BancWest Capital I                                             9.500%       A3          A-                 2,158,320
      621,000   Banesto Holdings, Series A, 144A                              10.500%       A2          NA                19,348,062
       85,800   Bank One Capital II                                            8.500%       A1          A-                 2,224,794
      198,500   Bank One Capital Trust VI                                      7.200%       A1          A-                 5,272,160
       47,400   Bank One Capital V                                             8.000%       A1          A-                 1,250,886
       57,300   BankNorth Capital Trust II                                     8.000%     Baa1         BB+                 1,535,067
      120,000   Chittenden Capital Trust I                                     8.000%     Baa1         BB+                 3,253,200
       36,900   Citigroup Inc., Series H (a)                                   6.231%      Aa3          NA                 1,987,988
      225,500   Cobank ABC, 144A (a)                                           7.000%       NA          NA                11,978,560
      239,700   Comerica Capital Trust I                                       7.600%       A3        BBB+                 6,299,316
      128,300   Fleet Capital Trust VI                                         8.800%      Aa3          A-                 3,294,744

                                                                                            Ratings*
                                                                                        ------------------                    Market
       Shares   Description(1)                                                Coupon    Moody's        S&P                     Value
------------------------------------------------------------------------------------------------------------------------------------
                Commercial Banks (continued)

       34,400   KeyCorp (PCARS)                                                7.500%       A3          NA             $     906,096
       32,100   KeyCorp, Series 2001-7 (CORTS)                                 7.750%       A3         BBB                   865,095
       91,300   KeyCorp, Series B (CORTS)                                      8.250%       A3         BBB                 2,382,930
      239,800   National Commerce Capital Trust II                             7.700%       A1          A-                 6,426,640
      112,200   National Westminster Bank plc, Series A                        7.875%      Aa2          A+                 2,901,492
       38,100   Regions Finance Trust I                                        8.000%       A2        BBB+                   994,791
      139,600   SunTrust Capital Trust IV                                      7.125%       A1          A-                 3,672,876
      110,200   SunTrust Capital Trust V                                       7.050%       A1          A-                 2,911,484
      658,100   USB Capital Trust III                                          7.750%      Aa3          A-                17,479,136
      225,900   USB Capital Trust IV                                           7.350%      Aa3          A-                 6,011,199
       95,900   USB Capital Trust V                                            7.250%      Aa3          A-                 2,542,309
       90,800   VNB Capital Trust I                                            7.750%     Baa1         BBB                 2,417,096
       41,400   Washington Mutual Capital Trust I, Series 2001-22,             7.650%     Baa1         BBB                 1,080,954
                 Class A-1 (CORTS)
       14,900   Well Fargo Capital Trust IX                                    5.625%      Aa2           A                   359,388
       17,800   Wells Fargo Capital Trust IV                                   7.000%      Aa2           A                   473,480
      182,200   Wells Fargo Capital Trust V                                    7.000%      Aa2           A                 4,788,216
       25,700   Wells Fargo Capital Trust VI                                   6.950%      Aa2          A-                   684,391
      539,200   Zions Capital Trust B                                          8.000%     Baa1         BB+                14,774,080
------------------------------------------------------------------------------------------------------------------------------------
                Consumer Finance - 2.2%

      528,700   Household Capital Trust V, Series X                           10.000%       A2        BBB+                13,603,451
      620,196   Household Capital Trust VI                                     8.250%       A2        BBB+                16,460,002
       66,100   Household Capital Trust VII                                    7.500%       A2        BBB+                 1,768,836
      360,600   HSBC Finance Corporation                                       6.875%       A1           A                 9,797,502
------------------------------------------------------------------------------------------------------------------------------------
                Diversified Finanacial Services - 6.8%

       75,800   BBVA Preferred Capital Ltd., Series B                          7.750%       A1          A-                 2,011,732
       73,800   Chase Capital Trust VIII, Series H                             8.300%       A1          A-                 1,921,752
       33,900   CIT Group Incorporated (CORTS)                                 7.750%       A3        BBB+                   931,403
        1,800   Citigroup Capital Trust IX                                     6.000%      Aa2           A                    45,360
      264,300   Citigroup Capital Trust VII                                    7.125%      Aa2           A                 6,977,520
      415,000   Citigroup Capital Trust VIII                                   6.950%      Aa2           A                10,889,600
       40,490   Citigroup Inc., Series M (a)                                   5.864%      Aa3           A                 2,145,970
      300,000   General Electric Capital Corporation                           6.100%      Aaa         AAA                 7,863,000
      199,700   General Electric Capital Corporation                           6.625%      Aaa         AAA                 5,341,975
       63,600   ING Capital Funding Trust II                                   9.200%       A2          A-                 1,635,792
    1,406,955   ING Group NV                                                   7.050%       NA          A-                37,847,090
    1,476,400   ING Group NV                                                   7.200%       A2          A-                40,113,788
        5,000   ING Group NV                                                   6.200%       A2          A-                   126,850
        5,000   JP Morgan Chase Capital XII Trust                              6.250%       A1          A-                   128,500
       88,300   JPM Capital Trust (CORTS)                                      7.200%       A2          A-                 2,341,716
       10,600   JPM Capital Trust I, Series 2001-1, Class A-1 (CORTS)          7.850%       A1          A-                   286,518
      120,500   JPMorgan Chase Capital Trust X                                 7.000%       A1          NA                 3,220,965
       11,000   JPMorgan Chase Capital Trust XI                                5.875%       A1          A-                   269,610
       49,600   JPMorgan Chase Trust, Series 2002-6, Class A (SATURNS)         7.125%       A1          A-                 1,325,312
      117,500   Merrill Lynch Capital Trust II                                 8.000%       A1          A-                 3,198,350
------------------------------------------------------------------------------------------------------------------------------------
                Diversified Telecommunication Services - 0.2%

       15,300   BellSouth Corporation                                          7.125%      Aa2           A                   396,423
       11,000   BellSouth Inc. (CORTS)                                         7.000%       A2           A                   289,300
       12,100   BellSouth Telecommunications (PPLUS)                           7.300%      Aa3           A                   312,785
       31,800   SBC Communications Inc.                                        7.000%       A2           A                   835,704
       29,900   Verizon Communications (CORTS)                                 7.625%       A2          A+                   804,310
        6,600   Verizon Communications (CORTS)                                 7.375%       A2          A+                   176,781
       62,600   Verizon Global Funding Corporation (SATURNS)                   7.500%       A2          A+                 1,677,680
        4,000   Verizon South Inc., Series F                                   7.000%       A2          A+                   106,000
------------------------------------------------------------------------------------------------------------------------------------
                Electric Utilities - 4.6%

      189,500   Alabama Power Company (a)                                      5.830%     Baa1        BBB+                 4,860,675
       17,200   Consolidated Edison Company of New York Inc.                   7.500%       A1           A                   454,768
        1,000   Detroit Edison Company                                         7.540%     Baa2         BB+                    25,250
        9,500   Detroit Edison Company                                         7.625%     Baa2         BB+                   240,255
       27,400   DTE Energy Trust I                                             7.800%     Baa3         BB+                   733,772

      Portfolio of Investments December 31, 2004

                                                                                            Ratings*
                                                                                        ------------------                    Market
       Shares   Description(1)                                                Coupon    Moody's        S&P                     Value
------------------------------------------------------------------------------------------------------------------------------------
                Electric Utilities (continued)

        5,500   Entergy Arkansas Inc.                                          6.700%      Aaa         AAA             $     145,915
       49,000   Entergy Louisiana Inc.                                         7.600%     Baa1          A-                 1,309,770
    1,298,000   Entergy Mississippi Inc.                                       7.250%     Baa2          A-                35,370,500
        3,000   Georgia Power Capital Trust V                                  7.125%       A3        BBB+                    80,550
      942,120   Interstate Power and Light Company, Series B (a)               8.375%     Baa3        BBB-                32,032,080
       20,000   National Rural Utilities Cooperative Finance Corporation       6.100%       A3        BBB+                   501,400
       51,000   Public Service Company of Oklahoma, Series B                   6.000%      Aaa         AAA                 1,313,250
       56,700   Tennessee Valley Authority, Series D                           6.750%      Aaa         AAA                 1,417,500
      254,000   Virginia Power Capital Trust                                   7.375%     Baa1        BBB-                 6,845,300
------------------------------------------------------------------------------------------------------------------------------------
                Food Products - 0.7%

      125,000   Dairy Farmers of America Inc., 144A (a)                        7.875%     Baa3        BBB-                13,046,875
------------------------------------------------------------------------------------------------------------------------------------
                Gas Utilities - 0.1%

       51,700   AGL Capital Trust II                                           8.000%     Baa2         BBB                 1,371,601
------------------------------------------------------------------------------------------------------------------------------------
                Insurance - 12.4%

      972,600   Ace Ltd., Series C                                             7.800%     Baa2        BBB-                25,948,968
       62,900   Aetna Incorporated                                             8.500%     Baa2        BBB+                 1,685,091
       31,500   AMBAC Financial Group Inc.                                     5.950%      Aa2          AA                   791,910
       33,900   American General Capital III                                   8.050%      Aa1          AA                   884,790
      472,557   Delphi Financial Group Inc.                                    8.000%     Baa3         BBB                12,877,178
    2,591,000   EverestRe Group Limited                                        7.850%     Baa1         BBB                71,667,060
       43,400   Financial Security Assurance Holdings                          6.875%      Aa2          AA                 1,145,760
      693,000   Financial Security Assurance Holdings                          6.250%      Aa2          AA                17,761,590
      287,800   Hartford Capital Trust III, Series C                           7.450%     Baa1         BBB                 7,546,116
       63,300   Hartford Life Capital Trust II, Series B                       7.625%     Baa1         BBB                 1,675,551
       81,000   Lincoln National Capital Trust V, Series E                     7.650%     Baa1         BBB                 2,148,120
       34,100   Lincoln National Capital Trust VI                              6.750%     Baa1         BBB                   913,539
       22,200   MBIA Inc.                                                      8.000%      Aa2          AA                   582,750
        7,500   Metlife Inc.                                                   5.875%       A2           A                   187,200
      233,681   PartnerRe Limited                                              7.900%       A3        BBB+                 6,215,915
      449,720   PartnerRe Limited, Series C                                    6.750%     Baa1        BBB+                11,665,737
       21,600   PartnerRe Limited, Series D                                    6.500%     Baa1        BBB+                   543,456
      107,800   PLC Capital Trust III                                          7.500%     Baa1        BBB+                 2,848,076
      440,940   PLC Capital Trust IV                                           7.250%     Baa1        BBB+                11,729,004
       10,200   PLC Capital Trust V                                            6.125%     Baa1        BBB+                   250,920
      218,000   Prudential plc                                                 6.750%     Baa1           A                 5,652,740
      304,360   RenaissanceRe Holdings Ltd., Series A                          8.100%     Baa2        BBB+                 8,120,325
      139,000   RenaissanceRe Holdings Ltd., Series B                          7.300%     Baa2        BBB+                 3,730,760
        6,200   RenaissanceRe Holdings Ltd., Series C                          6.080%     Baa2        BBB+                   147,994
       16,500   Safeco Capital Trust I (CORTS)                                 8.750%     Baa2        BBB-                   504,075
       78,900   Safeco Capital Trust I (CORTS)                                 8.700%     Baa2        BBB-                 2,152,392
       59,700   Safeco Capital Trust I, Series 2001-4 (CORTS)                  8.750%     Baa2        BBB-                 1,611,900
        2,900   Safeco Corporation, Series 2002-5 (SATURNS)                    8.250%     Baa2        BBB-                    78,692
       64,700   Torchmark Capital Trust I                                      7.750%     Baa1          A-                 1,735,578
       17,900   W.R. Berkley (CORTS)                                           8.250%     Baa3        BBB-                   476,051
      558,900   XL Capital Ltd., Series A                                      8.000%     Baa1        BBB+                15,263,559
      537,617   XL Capital Ltd., Series B                                      7.625%     Baa1        BBB+                14,478,026
------------------------------------------------------------------------------------------------------------------------------------
                IT Services - 0.0%

        5,400   Vertex Indsutries Inc. (PPLUS)                                 7.625%       A2          A+                   145,584
------------------------------------------------------------------------------------------------------------------------------------
                Media - 0.1%

       79,400   Viacom Inc.                                                    7.300%       A3          A-                 2,080,280

------------------------------------------------------------------------------------------------------------------------------------
                Multi-Utilities & Unregulated Power - 0.4%

       92,900   Dominion CNG Capital Trust I                                   7.800%     Baa1        BBB-                 2,487,862
       46,200   Dominion Resources Capital Trust II                            8.400%     Baa2        BBB-                 1,245,090
      111,100   Energy East Capital Trust I                                    8.250%     Baa3        BBB-                 2,980,813
------------------------------------------------------------------------------------------------------------------------------------
                Oil & Gas - 1.3%

      789,511   Nexen Inc.                                                     7.350%     Baa3         BB+                21,261,531
      151,900   TransCanada Pipeline                                           8.250%       A3         BBB                 3,925,096

                                                                                            Ratings*
                                                                                        ------------------                    Market
       Shares   Description(1)                                                Coupon    Moody's        S&P                     Value
------------------------------------------------------------------------------------------------------------------------------------
                Pharmaceuticals - 0.0%

       14,500   Bristol Myers Squibb Company (CORTS)                           6.250%       A1          A+             $     376,928
------------------------------------------------------------------------------------------------------------------------------------
                Real Estate - 18.2%

       97,800   AvalonBay Communities, Inc., Series H                          8.700%     Baa2         BBB                 2,759,916
       15,500   BRE Properties, Series B                                       8.080%     Baa3        BBB-                   416,175
       45,300   BRE Properties, Series C                                       6.750%     Baa3        BBB-                 1,135,671
      100,000   BRE Properties, Series D                                       6.750%     Baa3        BBB-                 2,510,000
    1,002,995   CarrAmerica Realty Corporation, Series E                       7.500%     Baa3        BBB-                26,639,547
      103,300   Developers Diversified Realty Corporation, Series F            8.600%      Ba1        BBB-                 2,775,671
      489,800   Developers Diversified Realty Corporation, Series G            8.000%      Ba1        BBB-                13,102,150
      115,000   Developers Diversified Realty Corporation, Series H            7.375%      Ba1        BBB-                 2,979,650
      165,000   Duke Realty Corporation, Series L                              6.600%     Baa2         BBB                 4,125,000
      200,650   Duke-Weeks Realty Corporation, Series B                        7.990%     Baa2         BBB                10,157,906
       38,600   Duke-Weeks Realty Corporation, Series I                        8.450%     Baa2         BBB                 1,015,180
      327,300   Equity Office Properties Trust, Series G                       7.750%     Baa3         BBB                 8,837,100
       88,800   Equity Residential Properties Trust                            9.125%     Baa2         BBB                 2,299,032
       40,000   Equity Residential Properties Trust, Series C                  9.125%     Baa2         BBB                 1,075,600
       63,250   Equity Residential Properties Trust, Series D                  8.600%     Baa2         BBB                 1,731,785
       46,124   Equity Residential Properties Trust, Series N                  6.480%     Baa2         BBB                 1,169,243
      329,500   Federal Realty Investment Trust                                8.500%     Baa3        BBB-                 8,939,335
       18,600   First Industrial Realty Trust, Inc., Series C                  8.625%     Baa3        BBB-                   511,500
       12,609   Gables Residential Trust, Series D                             7.500%     Baa3        BBB-                   325,312
       16,800   Harris Preferred Capital Corporation, Series A                 7.375%       A1           A                   427,560
      200,000   HRPT Properties Trust, Series A                                9.875%     Baa3        BBB-                 5,410,000
    1,542,125   HRPT Properties Trust, Series B                                8.750%     Baa3        BBB-                42,647,467
      153,000   Kimco Realty Corporation, Series F                             6.650%     Baa2        BBB+                 3,953,520
      147,350   New Plan Excel Realty Trust, Series D                          7.800%     Baa3        BBB-                 7,501,043
      768,000   New Plan Excel Realty Trust, Series E                          7.625%       NA        BBB-                20,229,120
       91,728   Prologis Trust, Series G                                       6.750%     Baa2         BBB                 2,314,297
      734,970   PS Business Parks Inc.                                         7.000%      Ba1        BBB-                18,219,906
      107,600   PS Business Parks Inc., Series I                               6.875%      Ba1        BBB-                 2,657,720
      400,000   PS Business Parks Inc., Series L                               7.600%      Ba1        BBB-                10,224,000
        6,800   Public Storage Inc.                                            6.125%     Baa2        BBB+                   168,844
       13,000   Public Storage Inc., Series F                                  9.750%     Baa2        BBB+                   331,890
       63,700   Public Storage Inc., Series Q                                  8.600%     Baa2        BBB+                 1,668,303
      218,595   Public Storage Inc., Series R                                  8.000%     Baa2        BBB+                 5,764,350
       40,500   Public Storage Inc., Series S                                  7.875%     Baa2        BBB+                 1,066,365
       94,865   Public Storage Inc., Series T                                  7.625%     Baa2        BBB+                 2,493,052
       94,900   Public Storage Inc., Series U                                  7.625%     Baa2        BBB+                 2,528,136
      142,300   Public Storage Inc., Series V                                  7.500%     Baa2        BBB+                 3,770,950
       32,900   Public Storage Inc., Series Z                                  6.250%     Baa2        BBB+                   810,985
      160,000   Realty Income Corporation                                      7.375%     Baa3        BBB-                 4,166,400
      300,000   Regency Centers Corporation                                    7.450%     Baa3        BBB-                 7,996,500
      149,600   Regency Centers Corporation                                    7.250%     Baa3        BBB-                 3,945,700
       34,500   Simon Property Group, Inc., Series F                           8.750%     Baa2        BBB-                   928,395
      326,041   Simon Property Group, Inc., Series G                           7.890%     Baa2         BBB                17,351,902
      208,440   Vornado Realty Trust                                           6.625%     Baa3        BBB-                 5,148,468
       34,585   Vornado Realty Trust, Series C                                 8.500%      Ba1        BBB-                   867,392
    2,461,900   Wachovia Preferred Funding Corporation                         7.250%       A2        BBB+                69,868,722
      156,000   Weingarten Realty Trust, Series E                              6.950%     Baa1          A-                 4,095,000
------------------------------------------------------------------------------------------------------------------------------------
                Specialty Retail - 0.0%

       20,800   Sherwin Williams Company, Series III (CORTS)                   7.250%       A2           A                   562,640
------------------------------------------------------------------------------------------------------------------------------------
                Thrifts & Mortgage Finance - 3.4%

    1,043,000   Countrywide Capital Trust IV                                   6.750%     Baa1        BBB+                26,815,530
      416,400   Fannie Mae (a)                                                 0.000%      Aa3         AA-                23,578,650
       80,800   Fannie Mae (a)                                                 5.125%      Aa3         AA-                 3,455,816
       47,300   Fannie Mae (a)                                                 3.780%      Aa3         AA-                 2,376,825
       21,700   Federal Home Loan Mortgage Corporation (a)                     1.140%      Aa3         AA-                   824,600
       68,000   Federal Home Loan Mortgage Corporation (a)                     5.100%      Aa3         AA-                 2,964,800
       80,000   Federal Home Loan Mortgage Corporation (a)                     5.000%      Aa3         AA-                 3,440,000

      Portfolio of Investments December 31, 2004

                                                                                            Ratings*
                                                                                        ------------------                    Market
       Shares   Description(1)                                                Coupon    Moody's        S&P                     Value
------------------------------------------------------------------------------------------------------------------------------------
                Wireless Telecommunication Services - 2.2%

      157,500   Telephone and Data Systems Inc.                                7.600%     Baa1          A-            $    4,154,850
    1,317,400   United States Cellular Corporation                             8.750%     Baa1          A-                36,860,852
------------------------------------------------------------------------------------------------------------------------------------
                Total $25 Par (or similar) Securities (cost $1,183,441,400)                                            1,255,921,778
                --------------------------------------------------------------------------------------------------------------------

                CONVERTIBLE PREFERRED SECURITIES - 7.3% (5.1% of Total Investments)

                Diversified Financial Services - 0.5%

      210,000   Citigroup Global Markets                                       2.000%      Aa1         AA-                 9,874,830
------------------------------------------------------------------------------------------------------------------------------------
                Diversified Telecommunication Services - 1.5%

      546,000   Alltel Corporation                                             7.750%       A2          NA                28,877,940
------------------------------------------------------------------------------------------------------------------------------------
                Electric Utilities - 1.0%

      357,900   Ameren Corporation                                             9.750%       A3        BBB+                10,293,204
       19,100   American Electric Power                                        9.250%     Baa3         BBB                   910,115
      126,500   FPL Group Inc.                                                 8.000%       NA          A-                 7,620,360
------------------------------------------------------------------------------------------------------------------------------------
                Gas Utilities - 1.3%

      452,500   Keyspan Corporation                                            8.750%       A3          NA                23,606,925
------------------------------------------------------------------------------------------------------------------------------------
                Healthcare Equipment & Supplies - 0.4%

      128,600   Baxter International Inc.                                      7.000%     Baa1          NA                 7,260,756
------------------------------------------------------------------------------------------------------------------------------------
                Insurance - 0.2%

      118,000   XL Capital Ltd.                                                6.500%       A2           A                 3,003,100
------------------------------------------------------------------------------------------------------------------------------------
                Multi-Utilities & Unregulated Power - 2.3%

      468,500   Dominion Resources Inc.                                        8.750%     Baa1        BBB+                25,851,830
      250,900   Public Service Enterprise Group                               10.250%     Baa3        BBB-                16,890,588
------------------------------------------------------------------------------------------------------------------------------------
                Thrifts & Mortgage Finance - 0.1%

       69,700   PMI Group Inc.                                                 5.875%       A1           A                 1,842,868
------------------------------------------------------------------------------------------------------------------------------------
                Total Convertible Preferred Securities (cost $116,910,379)                                               136,032,516
                --------------------------------------------------------------------------------------------------------------------

    Principal                                                                                 Ratings*
Amount (000)/                                                                            -----------------                    Market
       Shares   Description(1)                             Coupon       Maturity         Moody's       S&P                     Value
------------------------------------------------------------------------------------------------------------------------------------
                CAPITAL PREFERRED SECURITIES - 63.2% (44.4% of Total Investments)

                Capital Markets - 10.5%

       15,000   ABN AMRO North America Holding
                 Capital, 144A                             6.523%       12/31/49            A3          A-            $   16,506,480
       15,000   Ahmanson Capital Trust I, 144A             8.360%       12/01/26          Baa1         BBB                16,463,130
        1,465   Bank of New York Capital I, Series B       7.970%       12/31/26            A1          A-                 1,623,431
        4,000   BT Capital Trust, Series B1                7.900%        1/15/27            A2          A-                 4,474,424
        2,000   BT Institutional Capital Trust B, 144A     7.750%       12/01/26            A2          A-                 2,214,880
          500   BT Preferred Capital Trust II              7.875%        2/25/27            A2          NR                   564,164
        5,000   C.A. Preferred Fund Trust II               7.000%       10/30/49            A1           A                 5,237,780
       18,600   C.A. Preferred Funding Trust               7.000%        1/30/49            A1           A                19,396,787
        7,500   Dresdner Funding Trust I, 144A             8.151%        6/30/31            A3        BBB+                 9,298,703
        5,050   First Hawaiian Capital Trust I, Series B   8.343%        7/01/27            A3          A-                 5,800,612
       17,095   First Union Capital Trust II, Series A     7.950%       11/15/29            A1        BBB+                21,504,245
       10,000   Goldman Sachs Group Inc.                   6.345%        2/15/34            A1          A-                10,448,280
       25,000   M&I Capital Trust A                        7.650%       12/01/26            A2        BBB+                26,954,675
       25,000   Mellon Capital Trust I, Series A           7.720%       12/01/26            A2          A-                27,150,100
        3,240   State Street Institutional Capital         7.940%       12/30/26            A1          A                  3,599,092
                 Trust, 144A
       21,000   UBS Preferred Funding Trust I              8.622%       10/29/49            A1         AA-                25,271,736
------------------------------------------------------------------------------------------------------------------------------------
                Commercial Banks - 28.9%

       19,000   AB Svensk Exportkredit, 144A               6.375%       10/27/49           Aa3         AA-                19,251,047
       62,474   Abbey National Capital Trust I             8.963%       12/30/49            A2          A-                87,336,216
        7,400   AgFirst Farm Credit Bank                   7.300%       12/15/53            NA          NA                 7,476,176

    Principal                                                                                 Ratings*
Amount (000)/                                                                            -----------------                    Market
       Shares   Description(1)                             Coupon       Maturity         Moody's       S&P                     Value
------------------------------------------------------------------------------------------------------------------------------------
                Commercial Banks (continued)

        2,200   ANZ Capital Trust I, 144A                  5.360%       12/29/49            A2          A-            $    2,235,545
        6,500   Bank One Capital III                       8.750%        9/01/30            A1          A-                 8,825,596
       26,355   BankBoston Capital Trust I, Series B       8.250%       12/15/26           Aa3          A-                28,921,213
        3,031   BankBoston Capital Trust II, Series B      7.750%       12/15/26           Aa3          A-                 3,284,158
        5,000   BanPonce Trust I, Series A                 8.327%        2/01/27          Baa1        BBB-                 5,500,490
       36,000   Barclays Bank plc, 144A                    8.550%        6/15/49           Aa3          A+                43,892,676
        5,300   Barnett Capital I                          8.060%       12/01/26           Aa3          A-                 5,798,666
        2,229   Corestates Capital Trust I, 144A           8.000%       12/15/26            A1          A-                 2,437,378
        3,700   DBS Capital Funding Corporation, 144A      7.657%        3/15/49            A1          A-                 4,283,893
        3,500   Farm Credit Bank of Texas                  7.561%       11/05/49            NA          NA                 3,606,449
        5,000   FBS Capital Trust I                        8.090%       11/15/26           Aa3          A-                 5,457,055
        3,500   First Chicago NBD Institutional            7.950%       12/01/26            A1          NA                 3,807,601
                 Capital, 144A
        1,500   First Empire Capital Trust I               8.234%        2/01/27          Baa1         BBB                 1,661,354
        1,500   First Midwest Bancorp Inc.                 6.950%       12/01/33          Baa2        BBB-                 1,639,731
       22,080   Fleet Capital Trust II                     7.920%       12/11/26           Aa3          A-                23,949,337
        2,400   HSBC Capital Funding LP, 144A              9.547%       12/31/49            A1          A-                 2,993,369
        6,250   HSBC Capital Funding LP, Debt             10.176%        6/30/50            A1          A-                 9,705,413
       32,000   KBC Bank Fund Trust III, 144A              9.860%       11/02/49            A2          A-                39,298,688
        8,000   KeyCorp Capital III                        7.750%        7/15/29            A3         BBB                 9,611,136
        2,500   KeyCorp Institutional Capital Trust A      7.826%       12/01/26            A3         BBB                 2,714,893
       13,500   Lloyds TSB Bank plc, Subordinate Note      6.900%       11/22/49           Aa2          A+                14,170,248
       19,500   NB Capital Trust II                        7.830%       12/15/26           Aa3          A-                21,465,639
       14,000   Nordbanken AB, 144A                        8.950%       11/29/49            A2          A-                16,599,856
        2,000   North Fork Capital Trust I, Capital        8.700%       12/15/26            A3        BBB-                 2,221,724
                 Securities
        8,000   North Fork Capital Trust II                8.000%       12/15/27            A3        BBB-                 8,858,552
        2,000   Peoples Heritage Capital Trust I,          9.060%        2/01/27          Baa1         BB+                 2,268,024
                 Series B
       33,085   PNC Institutional Capital Securities,      7.950%       12/15/26            A3        BBB+                36,190,755
                 144A
        2,000   Popular North American Capital Trust I     6.564%        9/15/34          Baa1        BBB-                 2,112,396
       11,600   RBS Capital Trust B                        6.800%       12/31/49            A1           A                11,999,028
        8,000   Reliance Capital Trust I, Series B         8.170%        5/01/28            NA          NA                 8,968,432
          500   Republic New York Capital II, Capital      7.530%       12/04/26            A1          A-                   538,305
                 Securities
       17,500   Royal Bank of Scotland Group plc           9.118%        3/31/49            A1           A                21,338,363
        2,150   Royal Bank of Scotland Group plc           7.648%        8/31/49            A1           A                 2,625,754
        5,000   SocGen Real Estate Company LLC, 144A       7.640%       12/29/49            A1           A                 5,487,895
        5,000   Sparebanken Rogaland, Notes, 144A          6.443%        5/01/49          Baa1          NA                 5,100,250
        9,000   St. George Funding Company LLC, 144A       8.485%        6/30/47          Baa1          NA                10,307,853
        7,500   Union Planters Capital Trust A             8.200%       12/15/26            A2        BBB+                 8,146,530
          240   Union Planters Preferred Fund, 144A        7.750%        7/15/53            A2        BBB-                26,362,512
        1,000   Wells Fargo Capital I                      7.960%       12/15/26           Aa2           A                 1,089,088
       10,000   Zions Institutional Capital Trust,         8.536%       12/15/26          Baa1        BBB-                11,342,540
                  Series A
------------------------------------------------------------------------------------------------------------------------------------
                Diversified Financial Services - 5.4%

        2,750   BNP Paribas Capital Trust                  7.200%       12/31/49            A1          A+                 2,912,476
        1,000   BNP Paribas Capital Trust, 144A            9.003%       12/29/49            A1          A+                 1,233,726
        8,750   Chase Capital Trust I, Series A            7.670%       12/01/26            A1          A-                 9,432,999
       44,010   HBOS Capital Funding LP, Notes             6.850%        3/01/49            A1           A                45,354,682
        3,600   JPM Capital Trust I                        7.540%        1/15/27            A1          A-                 3,880,688
       22,085   JPM Capital Trust II                       7.950%        2/01/27            A1          A-                24,162,845
       13,800   Old Mutual Capital Funding, Notes          8.000%        6/22/53          Baa2          NA                14,602,042

      Portfolio of Investments December 31, 2004

    Principal                                                                                 Ratings*
Amount (000)/                                                                            -----------------                   Market
       Shares   Description(1)                             Coupon       Maturity         Moody's       S&P                    Value
-----------------------------------------------------------------------------------------------------------------------------------
                Diversified Telecommunication Services - 3.2%

       45,250   Centaur Funding Corporation, Series B,
                 144A                                      9.080%        4/21/20          Baa1        BBB+           $   59,715,882
-----------------------------------------------------------------------------------------------------------------------------------
                Insurance - 11.0%

       14,280   Ace Capital Trust II                       9.700%        4/01/30          Baa1        BBB-               19,028,114
        2,000   Allstate Financing II                      7.830%       12/01/45            A2          A-                2,165,378
       28,000   American General Institutional             8.125%        3/15/46           Aa1          AA               36,780,324
                 Capital, 144A
       10,000   Berkeley Capital Trust                     8.197%       12/15/45          Baa3        BBB-               10,616,740
        2,000   Mangrove Bay, Class 3, 144A                6.102%        7/15/33          Baa1        BBB+                1,991,176
        6,000   MIC Financing Trust I                      8.375%        2/01/27            A1          A+                6,360,666
       10,250   Prudential plc                             6.500%        6/29/49          Baa1           A               10,313,806
       10,000   RenaissanceRe Capital Trust                8.540%        3/01/27          Baa1        BBB+               10,885,750
       51,700   Sun Life Canada Capital Trust, Capital     8.526%        5/06/47            A1          A+               57,413,212
                 Securities, 144A
       44,515   Zurich Capital Trust I, 144A               8.376%        6/01/37          Baa2          A-               50,130,745
-----------------------------------------------------------------------------------------------------------------------------------
                Oil & Gas - 1.1%

       10,750   KN Capital Trust III                       7.630%        4/15/28          Baa3         BB+               12,057,351
        7,355   Phillips 66 Capital Trust II               8.000%        1/15/37          Baa2         BBB                8,447,776
-----------------------------------------------------------------------------------------------------------------------------------
                Thrifts & Mortgage Finance - 3.1%

        8,595   Countrywide Capital Trust I                8.000%       12/15/26          Baa1        BBB+                9,054,454
       18,460   Countrywide Capital Trust III, Series B    8.050%        6/15/27          Baa1        BBB+               22,188,459
       11,825   Dime Capital Trust I, Series A             9.330%        5/06/27          Baa1         BBB               13,448,963
       13,000   Great Western Financial Trust II,          8.206%        2/01/27          Baa1         BBB               14,206,569
                 Series A
-----------------------------------------------------------------------------------------------------------------------------------
                Total Capital Preferred Securities (cost $1,103,987,806)                                              1,183,775,166
                -------------------------------------------------------------------------------------------------------------------

                CORPORATE BONDS - 4.8% (3.3% of Total Investments)

                Automobiles - 4.7%

       21,500   Ford Motor Company, Debenture              7.400%       11/01/46          Baa1        BBB-               20,553,161
        7,525   Ford Motor Company                         8.900%        1/15/32          Baa1        BBB-                8,578,342
        4,000   Ford Motor Company                         7.450%        7/16/31          Baa1        BBB-                4,034,580
       52,860   General Motors Acceptance Corporation,     8.000%       11/01/31          Baa1        BBB-               54,486,075
                 Notes
          600   General Motors Corporation, Senior         8.375%        7/15/33          Baa2        BBB-                  623,371
                 Debentures
-----------------------------------------------------------------------------------------------------------------------------------
                Commercial Banks - 0.1%

        1,000   Washington Mutual Bank FA                  5.125%        1/15/15            A3          A-                  995,134
-----------------------------------------------------------------------------------------------------------------------------------
                Total Corporate Bonds (cost $79,477,028)                                                                 89,270,663
                -------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $2,483,816,613) - 142.3%                                                      2,665,000,123
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.4%                                                                      7,283,209
                -------------------------------------------------------------------------------------------------------------------
                FundPreferred Shares, at Liquidation Value - (42.7)%                                                   (800,000,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $1,872,283,332
                ===================================================================================================================

Interest Rate Swap Contracts outstanding at December 31, 2004:

                                                                                                                  Unrealized
                                             Notional                                         Termination       Appreciation
Counterparty                                   Amount    Fixed Rate    Floating Rate**               Date      (Depreciation)
----------------------------------------------------------------------------------------------------------------------------
Citibank, N.A.                           $200,000,000        2.6300%            2.3313%          11/06/05         $  511,601
Citibank, N.A.                            200,000,000        3.3750             2.3313           11/06/07            831,373
Citibank, N.A.                            200,000,000        3.9100             2.3313           11/06/09           (241,023)
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  $1,101,951
============================================================================================================================

Futures Contracts Outstanding at December 31, 2004:

                                                                                                 Value at         Unrealized
                                            Number of      Contract           Original        December 31,      Appreciation
Type                                        Contracts    Expiration              Value               2004      (Depreciation)
----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds                               209          3/05        $23,199,000        $23,512,500         $ (313,500)
============================================================================================================================

      (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

        * Ratings (not covered by the report of independent registered public accounting firm): Below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade.

       **     Based on LIBOR (London Inter-bank Offered Rate).

      (a)     Security is eligible for the Dividends Received Deduction.

     144A 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

  (CORTS)     Corporate Backed Trust Securities.

  (PCARS)     Public Credit and Repackaged Securities.

  (PPLUS)     PreferredPlus Trust.

(SATURNS)     Structured Asset Trust Unit Repackaging. NA Security is not rated.

                                 See accompanying notes to financial statements.

Nuveen Quality Preferred Income Fund 3 (JHP)

Portfolio of
      Investments December 31, 2004

                                                                                              Ratings*
                                                                                        -------------------                   Market
       Shares   Description(1)                                                 Coupon   Moody's        S&P                     Value
------------------------------------------------------------------------------------------------------------------------------------
                $25 PAR (or similar) SECURITES - 73.9% (51.0% of Total Investments)

                Auto Components - 0.9%

      129,890   Delphi Trust I                                                 8.250%     Baa3          BB             $   3,235,560
------------------------------------------------------------------------------------------------------------------------------------
                Automobiles - 0.1%

        7,500   DaimlerChrysler AG (CORTS)                                     7.875%       A3         BBB                   199,050
------------------------------------------------------------------------------------------------------------------------------------
                Capital Markets - 7.5%

       13,000   BCH Capital Ltd., Series B                                     9.430%       A2        BBB+                   345,475
       32,000   Bear Stearns Capital Trust III                                 7.800%       A2         BBB                   848,000
       47,300   BSCH Finance Ltd., Series Q                                    8.625%       A2        BBB+                 1,236,895
       47,600   Compass Capital Trust III                                      7.350%       A3        BBB-                 1,251,404
       37,400   CSFB USA, Series 2002-10 (SATURNS)                             7.000%      Aa3          A+                   964,920
       23,100   First Union Capital II, Series II (CORTS)                      7.500%       A1        BBB+                   621,390
       11,300   First Union Institutional Capital II (CORTS)                   8.200%       A1        BBB+                   319,790
      355,000   Lehman Brothers Holdings Capital Trust III, Series K           6.375%       A2        BBB+                 9,070,250
       36,300   Merrill Lynch Preferred Capital Trust                          7.750%       A1          A-                   971,025
       18,300   Merrill Lynch Preferred Capital Trust IV                       7.120%       A1          A-                   492,087
       75,100   Merrill Lynch Preferred Capital Trust V                        7.280%       A1          A-                 2,038,965
       40,900   Morgan Stanley (PPLUS)                                         7.050%      Aa3          A+                 1,084,259
       80,000   Morgan Stanley Capital Trust II                                7.250%       A1          A-                 2,116,800
      212,600   Morgan Stanley Capital Trust III                               6.250%       A1          A-                 5,406,418
------------------------------------------------------------------------------------------------------------------------------------
                Commercial Banks - 12.4%

        3,700   Abbey National plc, Series B                                   7.375%       A2           A                   101,750
       31,300   ASBC Capital I                                                 7.625%     Baa1        BBB-                   840,405
       40,894   BAC Capital Trust I                                            7.000%      Aa3          A-                 1,077,148
       32,700   BAC Capital Trust II                                           7.000%      Aa3          A-                   873,744
       94,500   BAC Capital Trust III                                          7.000%      Aa3          A-                 2,537,325
       37,300   Banco Totta & Acores Finance, Series A                         8.875%       A3          NA                 1,017,592
       18,600   BancWest Capital I                                             9.500%       A3          A-                   491,970
      211,000   Banesto Holdings, Series A, 144A                              10.500%       A2          NA                 6,573,979
       32,400   Bank One Capital II                                            8.500%       A1          A-                   840,132
       32,100   Bank One Capital Trust VI                                      7.200%       A1          A-                   852,576
       11,000   Bank One Capital V                                             8.000%       A1          A-                   290,290
        3,000   BankNorth Capital Trust II                                     8.000%     Baa1         BB+                    80,370
       18,800   Chittenden Capital Trust I                                     8.000%     Baa1         BB+                   509,668
       68,500   Citigroup Inc., Series H (a)                                   6.231%      Aa3          NA                 3,690,438
       44,500   Cobank ABC, 144A (a)                                           7.000%       NA          NA                 2,363,840
       52,500   Comerica Capital Trust I                                       7.600%       A3        BBB+                 1,379,700
       37,400   Fleet Capital Trust VI                                         8.800%      Aa3          A-                   960,432
      153,900   Fleet Capital Trust VII                                        7.200%      Aa3          A-                 4,086,045
       26,416   Fleet Capital Trust VIII                                       7.200%      Aa3          A-                   702,666
        5,900   KeyCorp (PCARS)                                                7.500%       A3          NA                   155,406
        6,400   KeyCorp Capital Trust V                                        5.875%       A3         BBB                   158,656
        6,300   KeyCorp, Series 2001-7 (CORTS)                                 7.750%       A3         BBB                   169,785
       11,900   KeyCorp, Series B (CORTS)                                      8.250%       A3         BBB                   310,590
       22,300   National Commerce Capital Trust II                             7.700%       A1          A-                   597,640
       30,400   National Westminster Bank plc, Series A                        7.875%      Aa2          A+                   786,144
       16,500   National Westminster Bank plc, Series B                        7.875%      Aa3          A+                   420,750
       20,000   PNC Capital Trust                                              6.125%       A3         BBB                   502,400
       40,000   Royal Bank of Scotland Group plc, Series M                     6.400%       A1           A                 1,049,200

                                                                                              Ratings*
                                                                                        -------------------                   Market
       Shares   Description(1)                                                 Coupon   Moody's        S&P                     Value
------------------------------------------------------------------------------------------------------------------------------------
                Commercial Banks (continued)

       15,400   SunTrust Capital Trust IV                                      7.125%       A1          A-             $     405,174
       22,900   SunTrust Capital Trust V                                       7.050%       A1          A-                   605,018
      110,300   USB Capital Trust III                                          7.750%      Aa3          A-                 2,929,568
       58,100   USB Capital Trust IV                                           7.350%      Aa3          A-                 1,546,041
       48,800   USB Capital Trust V                                            7.250%      Aa3          A-                 1,293,688
       18,400   VNB Capital Trust I                                            7.750%     Baa1         BBB                   489,808
       28,400   Washington Mutual Capital Trust I, Series 2001-22,             7.650%     Baa1         BBB                   741,524
                 Class A-1 (CORTS)
        3,000   Wells Fargo Capital Trust IX                                   5.625%      Aa2           A                    72,360
       21,700   Wells Fargo Capital Trust V                                    7.000%      Aa2           A                   570,276
       80,000   Zions Capital Trust B                                          8.000%     Baa1         BB+                 2,192,000
------------------------------------------------------------------------------------------------------------------------------------
                Consumer Finance - 4.2%

      111,700   Household Capital Trust V, Series X                           10.000%       A2        BBB+                 2,874,041
       14,600   Household Capital Trust VI                                     8.250%       A2        BBB+                   387,484
      100,500   Household Capital Trust VII                                    7.500%       A2        BBB+                 2,689,380
      135,400   HSBC Finance Corporation                                       6.875%       A1           A                 3,678,818
       95,300   SLM Corporation, Series A (a)                                  6.970%     Baa1        BBB+                 5,479,750
------------------------------------------------------------------------------------------------------------------------------------
                Diversified Financial Services - 7.3%

       10,000   BBVA Preferred Capital Ltd., Series B                          7.750%       A1          A-                   265,400
       42,900   CIT Group Incorporated (CORTS)                                 7.750%       A3        BBB+                 1,178,678
       25,600   Citigroup Capital Trust VII                                    7.125%      Aa2           A                   675,840
       46,600   Citigroup Capital Trust VIII                                   6.950%      Aa2           A                 1,222,784
       16,549   Citigroup Inc., Series F (a)                                   6.365%      Aa3           A                   883,386
       52,941   Citigroup Inc., Series M (a)                                   5.864%      Aa3           A                 2,805,873
      142,900   ING Group NV                                                   7.050%       NA          A-                 3,844,010
      503,600   ING Group NV                                                   7.200%       A2          A-                13,682,812
       13,000   JPMorgan Chase Capital Trust X                                 7.000%       A1          NA                   347,490
       25,000   JPMorgan Chase Trust, Series 2002-6, Class A (SATURNS)         7.125%       A1          A-                   668,000
       24,000   Merrill Lynch Capital Trust II                                 8.000%       A1          A-                   653,280
------------------------------------------------------------------------------------------------------------------------------------
                Diversified Telecommunication Services - 0.4%

       12,900   BellSouth Inc. (CORTS)                                         7.000%       A2           A                   339,270
       24,900   Verizon Communications (CORTS)                                 7.625%       A2          A+                   669,810
       15,300   Verizon New England Inc., Series B                             7.000%       A2          NA                   408,510
------------------------------------------------------------------------------------------------------------------------------------
                Electric Utilities - 2.1%

        2,900   Detroit Edison Company                                         7.625%     Baa2         BB+                    73,341
       53,400   Entergy Louisiana Inc.                                         7.600%     Baa1          A-                 1,427,382
      203,447   Entergy Mississippi Inc.                                       7.250%     Baa2          A-                 5,543,931
       18,300   Tennessee Valley Authority, Series D                           6.750%      Aaa         AAA                   457,500
------------------------------------------------------------------------------------------------------------------------------------
                Food Products - 0.7%

       25,000   Dairy Farmers of America Inc., 144A (a)                        7.875%     Baa3        BBB-                 2,609,375
------------------------------------------------------------------------------------------------------------------------------------
                Gas Utilities - 0.2%

       32,900   AGL Capital Trust II                                           8.000%     Baa2         BBB                   872,837
------------------------------------------------------------------------------------------------------------------------------------
                Insurance - 14.6%

      133,000   Ace Ltd., Series C                                             7.800%     Baa2        BBB-                 3,548,440
       12,500   Aetna Incorporated                                             8.500%     Baa2        BBB+                   334,875
       30,700   AMBAC Financial Group Inc.                                     5.950%      Aa2          AA                   771,798
       95,000   AMBAC Financial Group Inc.                                     5.875%      Aa2          AA                 2,388,300
        7,700   American General Capital III                                   8.050%      Aa1          AA                   200,970
      131,000   Delphi Financial Group Inc.                                    8.000%     Baa3         BBB                 3,569,750
      258,671   EverestRe Group Limited                                        7.850%     Baa1         BBB                 7,154,840
      151,100   Financial Security Assurance Holdings                          6.250%      Aa2          AA                 3,872,693
       60,900   Hartford Capital Trust III, Series C                           7.450%     Baa1         BBB                 1,596,798
      104,100   Lincoln National Capital Trust V, Series E                     7.650%     Baa1         BBB                 2,760,732
       55,700   PartnerRe Limited                                              7.900%       A3        BBB+                 1,481,620
      140,000   PartnerRe Limited, Series C                                    6.750%     Baa1        BBB+                 3,631,600

      Portfolio of Investments December 31, 2004

                                                                                              Ratings*
                                                                                        -------------------                   Market
       Shares   Description(1)                                                 Coupon   Moody's        S&P                     Value
------------------------------------------------------------------------------------------------------------------------------------
                Insurance (continued)

       54,600   PLC Capital Trust III                                          7.500%     Baa1        BBB+             $   1,442,532
       14,800   PLC Capital Trust IV                                           7.250%     Baa1        BBB+                   393,680
       52,544   Prudential plc                                                 6.750%     Baa1           A                 1,362,466
       41,500   RenaissanceRe Holdings Ltd., Series A                          8.100%     Baa2        BBB+                 1,107,220
      217,000   RenaissanceRe Holdings Ltd., Series B                          7.300%     Baa2        BBB+                 5,824,280
       16,400   Safeco Capital Trust I (CORTS)                                 8.700%     Baa2        BBB-                   447,392
        9,300   Safeco Capital Trust I, Series 2001-4 (CORTS)                  8.750%     Baa2        BBB-                   251,100
       32,200   Safeco Corporation, Series 2001-7 (SATURNS)                    8.250%     Baa2        BBB-                   852,334
       61,800   XL Capital Ltd., Series A                                      8.000%     Baa1        BBB+                 1,687,758
      289,400   XL Capital Ltd., Series B                                      7.625%     Baa1        BBB+                 7,793,542
------------------------------------------------------------------------------------------------------------------------------------
                Multi-Utilities & Unregulated Power - 0.3%

       17,800   Dominion CNG Capital Trust I                                   7.800%     Baa1        BBB-                   476,684
       24,300   Energy East Capital Trust I                                    8.250%     Baa3        BBB-                   651,969
------------------------------------------------------------------------------------------------------------------------------------
                Oil & Gas - 1.3%

      137,000   Nexen Inc.                                                     7.350%     Baa3         BB+                 3,689,410
       34,700   TransCanada Pipeline                                           8.250%       A3         BBB                   896,648
------------------------------------------------------------------------------------------------------------------------------------
                Pharmaceuticals - 0.1%

       10,000   Bristol Myers Squibb Company (CORTS)                           6.250%       A1          A+                   259,950
------------------------------------------------------------------------------------------------------------------------------------
                Real Estate - 17.0%

        5,900   AvalonBay Communities, Inc., Series H                          8.700%     Baa2         BBB                   166,498
       20,000   BRE Properties, Series D                                       6.750%     Baa3        BBB-                   502,000
      201,900   CarrAmerica Realty Corporation, Series E                       7.500%     Baa3        BBB-                 5,362,464
       26,200   Developers Diversified Realty Corporation, Series F            8.600%      Ba1        BBB-                   703,994
      170,000   Developers Diversified Realty Corporation, Series G            8.000%      Ba1        BBB-                 4,547,500
       30,000   Developers Diversified Realty Corporation, Series H            7.375%      Ba1        BBB-                   777,300
       60,144   Equity Office Properties Trust, Series G                       7.750%     Baa3         BBB                 1,623,888
       25,900   Equity Residential Properties Trust                            9.125%     Baa2         BBB                   670,551
       18,500   Equity Residential Properties Trust, Series C                  9.125%     Baa2         BBB                   497,465
       20,800   Equity Residential Properties Trust, Series D                  8.600%     Baa2         BBB                   569,504
       55,300   Federal Realty Investment Trust                                8.500%     Baa3        BBB-                 1,500,289
        5,100   First Industrial Realty Trust, Inc., Series C                  8.625%     Baa3        BBB-                   140,250
      130,000   HRPT Properties Trust, Series A                                9.875%     Baa3        BBB-                 3,516,500
      238,607   HRPT Properties Trust, Series B                                8.750%     Baa3        BBB-                 6,598,677
       21,000   New Plan Excel Realty Trust, Series D                          7.800%     Baa3        BBB-                 1,069,032
       35,200   New Plan Excel Realty Trust, Series E                          7.625%       NA        BBB-                   927,168
       20,000   Prologis Trust, Series G                                       6.750%     Baa2         BBB                   504,600
      136,000   PS Business Parks Inc.                                         7.000%      Ba1        BBB-                 3,371,440
       36,900   PS Business Parks Inc., Series D                               9.500%      Ba2        BBB-                   989,658
        8,300   PS Business Parks Inc., Series F                               8.750%      Ba2        BBB-                   223,063
      120,000   PS Business Parks Inc., Series L                               7.600%      Ba1        BBB-                 3,067,200
       40,900   Public Storage Inc., Series Q                                  8.600%     Baa2        BBB+                 1,071,171
      129,533   Public Storage Inc., Series R                                  8.000%     Baa2        BBB+                 3,415,785
       17,600   Public Storage Inc., Series S                                  7.875%     Baa2        BBB+                   463,408
       22,500   Public Storage Inc., Series T                                  7.625%     Baa2        BBB+                   591,300
       11,000   Public Storage Inc., Series U                                  7.625%     Baa2        BBB+                   293,040
       17,000   Public Storage Inc., Series V                                  7.500%     Baa2        BBB+                   450,500
       12,600   Regency Centers Corporation                                    7.450%     Baa3        BBB-                   335,853
       80,000   Regency Centers Corporation                                    7.250%     Baa3        BBB-                 2,110,000
        7,500   Simon Property Group, Inc., Series F                           8.750%     Baa2        BBB-                   201,825
       68,600   Simon Property Group, Inc., Series G                           7.890%     Baa2         BBB                 3,650,892
       36,400   United Dominion Realty Trust                                   8.600%      Ba1         BB+                   980,980
       60,000   Vornado Realty Trust                                           6.625%     Baa3        BBB-                 1,482,000
        5,720   Vornado Realty Trust, Series C                                 8.500%      Ba1        BBB-                   143,458
      252,700   Wachovia Preferred Funding Corporation                         7.250%       A2        BBB+                 7,171,626
       40,000   Weingarten Realty Trust, Series E                              6.950%     Baa1          A-                 1,050,000
------------------------------------------------------------------------------------------------------------------------------------
                Specialty Retail - 0.2%

       20,000   Sherwin Williams Company, Series III (CORTS)                   7.250%       A2           A                   541,000

                                                                                              Ratings*
                                                                                        -------------------                   Market
       Shares   Description(1)                                                 Coupon   Moody's        S&P                     Value
------------------------------------------------------------------------------------------------------------------------------------
                Thrifts & Mortgage Finance - 2.9%

       13,700   Countrywide Capital Trust II, Series II (CORTS)                8.000%     Baa1        BBB+             $     366,338
      152,830   Countrywide Capital Trust IV                                   6.750%     Baa1        BBB+                 3,929,259
       43,400   Fannie Mae (a)                                                 0.000%      Aa3         AA-                 2,457,525
       49,100   Fannie Mae (a)                                                 5.125%      Aa3         AA-                 2,100,007
       13,000   Federal Home Loan Mortgage Corporation (a)                     5.100%      Aa3         AA-                   566,800
       23,900   Federal Home Loan Mortgage Corporation (a)                     5.000%      Aa3         AA-                 1,027,700
------------------------------------------------------------------------------------------------------------------------------------
                Wireless Telecommunication Services - 1.7%

       69,101   Telephone and Data Systems Inc.                                7.600%     Baa1          A-                 1,822,884
      157,500   United States Cellular Corporation                             8.750%     Baa1          A-                 4,406,850
------------------------------------------------------------------------------------------------------------------------------------
                Total $25 Par (or similar) Securities (cost $255,352,263)                                                264,615,991
                --------------------------------------------------------------------------------------------------------------------

                CONVERTIBLE PREFERRED SECURITIES - 7.6% (5.3% of Total Investments)

                Diversified Financial Services - 0.8%

       61,000   Citigroup Global Markets                                       2.000%      Aa1         AA-                 2,868,403
------------------------------------------------------------------------------------------------------------------------------------
                Diversified Telecommunication Services - 1.7%

      118,500   Alltel Corporation                                             7.750%       A2          NA                 6,267,465
------------------------------------------------------------------------------------------------------------------------------------
                Electric Utilities - 0.7%

       81,900   Ameren Corporation                                             9.750%       A3        BBB+                 2,355,444
          900   American Electric Power                                        9.250%     Baa3         BBB                    42,885
------------------------------------------------------------------------------------------------------------------------------------
                Gas Utilities - 1.5%

      100,000   Keyspan Corporation                                            8.750%       A3          NA                 5,217,000
------------------------------------------------------------------------------------------------------------------------------------
                Healthcare Equipment & Supplies - 0.4%

       28,000   Baxter International Inc.                                      7.000%     Baa1          NA                 1,580,880
------------------------------------------------------------------------------------------------------------------------------------
                Multi-Utilities & Unregulated Power - 2.5%

      102,400   Dominion Resources Inc.                                        8.750%     Baa1        BBB+                 5,650,432
       49,875   Public Service Enterprise Group                               10.250%     Baa3        BBB-                 3,357,585
------------------------------------------------------------------------------------------------------------------------------------
                Total Convertible Preferred Securities (cost $24,056,776)                                                 27,340,094
                --------------------------------------------------------------------------------------------------------------------

    Principal                                                                                Ratings*
Amount (000)/                                                                          -------------------                    Market
       Shares   Description(1)                            Coupon        Maturity       Moody's         S&P                     Value
------------------------------------------------------------------------------------------------------------------------------------
                CAPITAL PREFERRED SECURITIES - 58.6% (40.4% of Total Investments)

                Capital Markets - 7.1%

        5,000   Ahmanson Capital Trust I, 144A             8.360%       12/01/26          Baa1         BBB                 5,487,710
        1,000   Bank of New York Capital I, Series B       7.970%       12/31/26            A1          A-                 1,108,144
        1,000   BT Capital Trust, Series B1                7.900%        1/15/27            A2          A-                 1,118,606
        1,000   BT Institutional Capital Trust B, 144A     7.750%       12/01/26            A2          A-                 1,107,440
          500   BT Preferred Capital Trust II              7.875%        2/25/27            A2          NR                   564,164
          250   C.A. Preferred Fund Trust II               7.000%       10/30/49            A1           A                   261,889
        3,750   C.A. Preferred Funding Trust               7.000%        1/30/49            A1           A                 3,910,643
        1,000   First Hawaiian Capital Trust I, Series B   8.343%        7/01/27            A3          A-                 1,148,636
        8,485   First Union Capital Trust II, Series A     7.950%       11/15/29            A1        BBB+                10,673,502
------------------------------------------------------------------------------------------------------------------------------------
                Commercial Banks - 22.4%

        2,000   AB Svensk Exportkredit, 144A               6.375%       10/27/49           Aa3         AA-                 2,026,426
        8,000   Abbey National Capital Trust I             8.963%       12/30/49            A2          A-                11,183,688
        2,000   AgFirst Farm Credit Bank                   7.300%       12/15/53            NA          NA                 2,020,588
        1,000   BankAmerica Capital II, Series 2           8.000%       12/15/26           Aa3          A-                 1,099,391
        1,500   BankBoston Capital Trust II, Series B      7.750%       12/15/26           Aa3          A-                 1,625,285
        1,000   BanPonce Trust I, Series A                 8.327%        2/01/27          Baa1        BBB-                 1,100,098
        6,200   Barclays Bank plc, 144A                    8.550%        6/15/49           Aa3          A+                 7,559,294
          900   DBS Capital Funding Corporation, 144A      7.657%        3/15/49            A1          A-                 1,042,028
          700   Farm Credit Bank of Texas                  7.561%       11/05/49            NA          NA                   721,290
        1,000   First Chicago NBD Institutional
                 Capital, 144A                             7.950%       12/01/26            A1          NA                 1,087,886

      Portfolio of Investments December 31, 2004

    Principal                                                                                Ratings*
Amount (000)/                                                                          -------------------                    Market
       Shares   Description(1)                            Coupon        Maturity       Moody's         S&P                     Value
------------------------------------------------------------------------------------------------------------------------------------
                Commercial Banks (continued)

        1,000   First Empire Capital Trust I               8.234%        2/01/27          Baa1         BBB             $   1,107,569
          500   First Midwest Bancorp Inc.                 6.950%       12/01/33          Baa2        BBB-                   546,577
        1,430   HSBC USA Capital Trust II, 144A            8.380%        5/15/27            NA          A-                 1,590,453
        1,000   KBC Bank Fund Trust III, 144A              9.860%       11/02/49            A2          A-                 1,228,084
        2,500   Lloyds TSB Bank plc, Subordinate Note      6.900%       11/22/49           Aa2          A+                 2,624,120
        4,000   North Fork Capital Trust I, Capital        8.700%       12/15/26            A3        BBB-                 4,443,448
                 Securities
        1,500   North Fork Capital Trust II                8.000%       12/15/27            A3        BBB-                 1,660,979
        3,150   Peoples Heritage Capital Trust I, Series B 9.060%        2/01/27          Baa1         BB+                 3,572,138
        9,200   PNC Institutional Capital Trust B, 144A    8.315%        5/15/27            A3         BBB                10,221,476
        1,000   Popular North American Capital Trust I     6.564%        9/15/34          Baa1        BBB-                 1,056,198
        2,750   RBS Capital Trust B                        6.800%       12/31/49            A1           A                 2,844,597
          200   Royal Bank of Scotland Group plc           7.648%        8/31/49            A1           A                   244,256
        1,000   SocGen Real Estate Company LLC, 144A       7.640%       12/29/49            A1           A                 1,097,579
        2,500   St. George Funding Company LLC, 144A       8.485%        6/30/47          Baa1          NA                 2,863,293
        4,600   Union Planters Capital Trust A             8.200%       12/15/26            A2        BBB+                 4,996,538
           70   Union Planters Preferred Fund, 144A        7.750%        7/15/53            A2        BBB-                 7,689,066
        3,000   Zions Institutional Capital Trust,         8.536%       12/15/26          Baa1        BBB-                 3,402,762
                 Series A
------------------------------------------------------------------------------------------------------------------------------------
                Diversified Financial Services - 6.5%

        1,000   BNP Paribas Capital Trust                  7.200%       12/31/49            A1          A+                 1,059,082
        1,000   Chase Capital Trust I, Series A            7.670%       12/01/26            A1          A-                 1,078,057
        9,100   HBOS Capital Funding LP, Notes             6.850%        3/01/49            A1          A                  9,378,041
                 (DD, settling 1/03/05)
        9,000   JPM Capital Trust I                        7.540%        1/15/27            A1          A-                 9,701,721
        1,800   Old Mutual Capital Funding, Notes          8.000%        6/22/53          Baa2          NA                 1,904,614
------------------------------------------------------------------------------------------------------------------------------------
                Diversified Telecommunication Services - 2.7%

        7,260   Centaur Funding Corporation, Series B,
                 144A                                      9.080%        4/21/20          Baa1        BBB+                 9,580,935
------------------------------------------------------------------------------------------------------------------------------------
                Insurance - 14.8%

        3,450   Ace Capital Trust II                       9.700%        4/01/30          Baa1        BBB-                 4,597,128
          500   Allstate Financing II                      7.830%       12/01/45            A2          A-                   541,345
        5,000   Berkeley Capital Trust                     8.197%       12/15/45          Baa3        BBB-                 5,308,370
          750   Mangrove Bay, Class 3, 144A                6.102%        7/15/33          Baa1        BBB+                   746,691
       10,000   MIC Financing Trust I                      8.375%        2/01/27            A1          A+                10,601,110
        1,500   Prudential plc                             6.500%        6/29/49          Baa1           A                 1,509,338
        3,000   RenaissanceRe Capital Trust                8.540%        3/01/27          Baa1        BBB+                 3,265,725
       10,000   Sun Life Canada Capital Trust, Capital     8.526%        5/06/47            A1          A+                11,105,070
                 Securities, 144A
       13,500   Zurich Capital Trust I, 144A               8.376%        6/01/37          Baa2          A-                15,203,079
------------------------------------------------------------------------------------------------------------------------------------
                Oil & Gas - 3.5%

        6,500   KN Capital Trust III                       7.630%        4/15/28          Baa3         BB+                 7,290,491
        4,500   Phillips 66 Capital Trust II               8.000%        1/15/37          Baa2         BBB                 5,168,592
------------------------------------------------------------------------------------------------------------------------------------
                Thrifts & Mortgage Finance - 1.6%

        1,000   Countrywide Capital Trust I                8.000%       12/15/26          Baa1        BBB+                 1,053,456
        4,225   Dime Capital Trust I, Series A             9.330%        5/06/27          Baa1         BBB                 4,805,232
------------------------------------------------------------------------------------------------------------------------------------
                Total Capital Preferred Securities (cost $200,825,324)                                                   209,933,918
                --------------------------------------------------------------------------------------------------------------------

    Principal                                                                                Ratings*
Amount (000)/                                                                          -------------------                   Market
       Shares   Description(1)                            Coupon        Maturity       Moody's         S&P                    Value
------------------------------------------------------------------------------------------------------------------------------------
                CORPORATE BONDS - 4.7% (3.2% of Total Investments)

                Automobiles - 4.7%

        1,000   Ford Motor Company                         7.450%        7/16/31          Baa1        BBB-            $   1,008,645
        5,100   Ford Motor Company, Debenture              7.400%       11/01/46          Baa1        BBB-                4,875,401
       10,500   General Motors Acceptance Corporation,     8.000%       11/01/31          Baa1        BBB-               10,822,998
                 Notes
------------------------------------------------------------------------------------------------------------------------------------
                Total Corporate Bonds (cost $15,640,817)                                                                 16,707,044
                --------------------------------------------------------------------------------------------------------------------

                REPURCHASE AGREEMENTS - 0.2 (0.1% of Total Investments)

$         749   State Street Bank, 1.000%, dated 12/31/04, due 1/03/05, repurchase price $748,691, collateralized
=============    by $665,000 U.S. Treasury Notes, 6.500%, due 2/15/10, value $768,699                                       748,629
                --------------------------------------------------------------------------------------------------------------------
                Total Repurchase Agreements (cost $748,629)                                                                 748,629
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $496,623,809) - 145.0%                                                          519,345,676
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                      4,851,755
                --------------------------------------------------------------------------------------------------------------------
                FundPreferred Shares, at Liquidation Value - (46.3)%                                                   (166,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 358,197,431
                ====================================================================================================================

                Interest Rate Swap Contracts outstanding at December 31, 2004:

                                                                                                                        Unrealized
                                               Notional                                          Termination          Appreciation
                Counterparty                     Amount     Fixed Rate     Floating Rate**              Date         (Depreciation)
                --------------------------------------------------------------------------------------------------------------------
                Citibank, N.A.              $42,000,000         2.4125%             2.3313%          03/06/06         $     341,379
                Citibank, N.A.               42,000,000         3.2550              2.3313           03/06/08               434,720
                Citibank, N.A.               42,000,000         3.8150              2.3313           03/06/10               249,141
                --------------------------------------------------------------------------------------------------------------------
                                                                                                                      $   1,025,240
                ====================================================================================================================

          (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

            * Ratings (not covered by the report of independent registered public accounting firm): Below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade.

           **     Based on LIBOR (London Inter-bank Offered Rate).

          (a)     Security is eligible for the Dividends Received Deduction.

         (DD)     Portion of security purchased on a delayed delivery basis.

         144A 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

      (CORTS)     Corporate Backed Trust Securities.

      (PCARS)     Public Credit and Repackaged Securities.

      (PPLUS)     PreferredPlus Trust.

    (SATURNS)     Structured Asset Trust Unit Repackaging.

           NA     Security is not rated.

                                 See accompanying notes to financial statements.

Statement of
      Assets and Liabilities December 31, 2004

                                                                                        Quality           Quality          Quality
                                                                                      Preferred         Preferred        Preferred
                                                                                         Income          Income 2         Income 3
                                                                                           (JTP)             (JPS)            (JHP)
-----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $1,310,162,956, $2,483,816,613 and
   $496,623,809, respectively)                                                  $ 1,392,335,266   $ 2,665,000,123    $ 519,345,676
Cash                                                                                  1,652,353                --        3,039,189
Interest rate swaps, at value                                                                --         1,101,951        1,025,240
Deposits with brokers for open futures contracts                                             --           292,600               --
Receivables:
   Dividends                                                                          1,815,882         3,543,212          936,198
   Interest                                                                           7,041,996        11,547,313        2,508,113
   Investments sold                                                                   3,171,897         3,670,291          387,470
   Reclaims                                                                                  --            40,864            7,211
Other assets                                                                             57,276           109,283            9,168
-----------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                1,406,074,670     2,685,305,637      527,258,265
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                               --        11,042,007               --
Interest rate swaps, at value                                                         3,473,790                --               --
Payable for investments purchased                                                         2,703                --        2,665,268
Payable for variation margin on futures contracts                                            --           156,750               --
Accrued expenses:
   Management fees                                                                      650,944         1,182,758          254,181
   Other                                                                                274,338           498,167          112,648
FundPreferred share dividends payable                                                    89,966           142,623           28,737
-----------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                               4,491,741        13,022,305        3,060,834
-----------------------------------------------------------------------------------------------------------------------------------
FundPreferred shares, at liquidation value                                          440,000,000       800,000,000      166,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                          $   961,582,929   $ 1,872,283,332    $ 358,197,431
===================================================================================================================================
Common shares outstanding                                                            64,462,104       119,541,842       23,642,721
===================================================================================================================================
Net asset value per Common share outstanding (net assets applicable to
   Common shares, divided by Common shares outstanding)                         $         14.92   $         15.66    $       15.15
===================================================================================================================================

Net assets applicable to Common shares consist of:
-----------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                         $       644,621   $     1,195,418    $     236,427
Paid-in surplus                                                                     911,539,984     1,693,035,834      334,356,632
Undistributed net investment income                                                   6,133,164         7,485,948        2,985,426
Accumulated net realized gain (loss) from investments and interest rate swaps       (35,433,360)      (11,405,829)      (3,128,161)
Net unrealized appreciation (depreciation) of investments, futures
   and interest rate swaps                                                           78,698,520       181,971,961       23,747,107
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                          $   961,582,929   $ 1,872,283,332    $ 358,197,431
===================================================================================================================================
Authorized shares:
   Common                                                                             Unlimited         Unlimited        Unlimited
   FundPreferred shares                                                               Unlimited         Unlimited        Unlimited
===================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
      Operations

                                                                              Quality Preferred              Quality Preferred
                                                                                 Income (JTP)                  Income 2 (JPS)
                                                                          --------------------------    ----------------------------

                                                                          Five Months                   Five Months
                                                                                Ended     Year Ended          Ended      Year Ended
                                                                             12/31/04        7/31/04       12/31/04         7/31/04
------------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign tax withheld of $3,472, $13,889,
   $0 and $0, respectively)                                              $ 23,355,491   $ 54,016,617   $ 44,217,067    $103,740,227
Interest                                                                   19,117,056     44,023,764     35,057,248      83,319,938
------------------------------------------------------------------------------------------------------------------------------------
Total investment income                                                    42,472,547      98,040,381     79,274,315    187,060,165
------------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                             5,079,171      12,143,659      9,425,815     22,539,893
FundPreferred shares - auction fees                                           461,022       1,101,547        838,221      2,002,814
FundPreferred shares - dividend disbursing agent fees                          13,580          28,448         14,638         39,290
Shareholders' servicing agent fees and expenses                                 4,404          12,931          7,055         14,780
Custodian's fees and expenses                                                 127,748         294,539        233,301        541,572
Trustees' fees and expenses                                                     8,794          42,326         16,087         88,500
Professional fees                                                              43,201          99,769         75,370        161,068
Shareholders' reports - printing and mailing expenses                          86,740         207,135        166,772        322,106
Stock exchange listing fees                                                    10,966          25,476         20,455         63,069
Investor relations expense                                                     80,929         231,418        150,185        420,755
Other expenses                                                                 19,338         113,706         26,669         28,299
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement        5,935,893      14,300,954     10,974,568     26,222,146
   Custodian fee credit                                                        (3,206)         (2,743)        (6,378)        (2,434)
   Expense reimbursement                                                   (1,866,918)     (4,430,554)    (3,589,208)    (8,515,957)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                4,065,769       9,867,657      7,378,982     17,703,755
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                      38,406,778      88,172,724     71,895,333    169,356,410
------------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments                                    (789,063)      6,457,519         35,993     24,882,646
Net realized gain (loss) from interest rate swaps                          (2,754,561)     (8,829,243)    (4,109,979)   (12,395,021)
Change in net unrealized appreciation (depreciation) of investments        34,446,726      15,444,743     66,169,186     28,917,818
Change in net unrealized appreciation (depreciation) of futures                    --              --       (313,500)            --
Change in net unrealized appreciation (depreciation)
   of interest rate swaps                                                    (130,099)      3,409,919     (1,229,256)     2,018,167
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain                                           30,773,003      16,482,938     60,552,444     43,423,610
------------------------------------------------------------------------------------------------------------------------------------
Distributions to FundPreferred Shareholders
From net investment income                                                 (3,338,840)     (5,266,011)    (4,886,184)    (9,136,215)
From accumulated net realized gains from investments                               --              --     (1,197,900)      (408,401)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to FundPreferred shareholders                             (3,338,840)     (5,266,011)    (6,084,084)    (9,544,616)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares from operations   $ 65,840,941    $ 99,389,651   $126,363,693   $203,235,404
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
      Operations (continued)

                                                                                    Quality Preferred
                                                                                      Income 3 (JHP)
                                                                            --------------------------------

                                                                             Five Months
                                                                                   Ended         Year Ended
                                                                                12/31/04            7/31/04
------------------------------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign tax withheld of $1,994 and $1,230,
   respectively)                                                            $  9,608,428       $ 21,380,872
Interest                                                                       6,195,711         15,041,142
------------------------------------------------------------------------------------------------------------
Total investment income                                                       15,804,139         36,422,014
------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                1,954,942          4,672,478
FundPreferred shares - auction fees                                              173,959            416,138
FundPreferred shares - dividend disbursing agent fees                              6,140             13,538
Shareholders' servicing agent fees and expenses                                      964              2,564
Custodian's fees and expenses                                                     57,208            125,031
Trustees' fees and expenses                                                        3,626             13,804
Professional fees                                                                 23,492             29,518
Shareholders' reports - printing and mailing expenses                             35,669             66,599
Stock exchange listing fees                                                        7,982             17,621
Investor relations expense                                                        29,730             81,895
Other expenses                                                                     9,623             27,822
------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement           2,303,335          5,467,008
   Custodian fee credit                                                           (1,476)            (1,419)
   Expense reimbursement                                                        (700,871)        (1,663,082)
------------------------------------------------------------------------------------------------------------
Net expenses                                                                   1,600,988          3,802,507
------------------------------------------------------------------------------------------------------------
Net investment income                                                         14,203,151         32,619,507
------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments                                       (292,843)         1,610,865
Net realized gain (loss) from interest rate swaps                               (785,894)        (2,431,397)
Change in net unrealized appreciation (depreciation) of investments           12,474,854         10,205,143
Change in net unrealized appreciation (depreciation) of futures                       --                 --
Change in net unrealized appreciation (depreciation)
   of interest rate swaps                                                       (494,654)           (63,791)
------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain                                              10,901,463          9,320,820
------------------------------------------------------------------------------------------------------------
Distributions to FundPreferred Shareholders
From net investment income                                                    (1,232,711)        (1,783,707)
From accumulated net realized gains from investments                             (79,282)          (225,856)
------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to FundPreferred shareholders                                (1,311,993)        (2,009,563)
------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares from operations      $ 23,792,621       $ 39,930,764
============================================================================================================

                                 See accompanying notes to financial statements.

Statement of
      Changes in Net Assets

                                                               Quality Preferred
                                                                   Income (JTP)
                                                ------------------------------------------------


                                                   Five Months
                                                        Ended       Year Ended       Year Ended
                                                     12/31/04          7/31/04          7/31/03
------------------------------------------------------------------------------------------------
Operations
Net investment income                           $  38,406,778    $  88,172,724    $  83,719,154
Net realized gain (loss) from investments            (789,063)       6,457,519      (30,328,278)
Net realized gain (loss) from interest
  rate swaps                                       (2,754,561)      (8,829,243)              --
Change in net unrealized appreciation
  (depreciation) of investments                    34,446,726       15,444,743       47,552,557
Change in net unrealized appreciation
  (depreciation) of futures                                --               --               --
Change in net unrealized appreciation
  (depreciation) of interest rate
  swaps                                              (130,099)       3,409,919       (6,753,609)
Distributions to FundPreferred shareholders:
  From net investment income                       (3,338,840)      (5,266,011)      (6,004,164)
  From accumulated net realized gains
    from investments                                       --               --               --
------------------------------------------------------------------------------------------------
Net increase in net assets applicable to
   Common shares from operations                   65,840,941       99,389,651       88,185,660
------------------------------------------------------------------------------------------------
Distributions to Common Shareholders
From net investment income                        (32,291,619)     (80,656,204)     (80,491,725)
From accumulated net realized gains
   from investments                                        --               --               --
------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                         (32,291,619)     (80,656,204)     (80,491,725)
------------------------------------------------------------------------------------------------
Capital Share Transactions
Common shares:
   Net proceeds from sale of shares                        --           (2,071)        (119,042)
   Net proceeds from shares issued to
   shareholders due to
   reinvestment of distributions                      141,543        1,421,340       29,383,959
FundPreferred shares offering costs                        92           (7,166)      (9,218,088)
------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares from
   capital share transactions                         141,635        1,412,103       20,046,829
------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares                                33,690,957       20,145,550       27,740,764
Net assets applicable to Common shares
   at the beginning of period                     927,891,972      907,746,422      880,005,658
------------------------------------------------------------------------------------------------
Net assets applicable to Common shares
   at the end of period                         $ 961,582,929    $ 927,891,972    $ 907,746,422
================================================================================================
Undistributed net investment income
   at the end of period                         $   6,133,164    $   3,356,845    $   2,145,641
================================================================================================

                                                                   Quality Preferred
                                                                     Income 2 (JPS)
                                                ------------------------------------------------------
                                                                                              For the
                                                                                       Period 9/24/02
                                                    Five Months                         (commencement
                                                          Ended         Year Ended      of operations)
                                                       12/31/04            7/31/04    through 7/31/03
------------------------------------------------------------------------------------------------------
Operations
Net investment income                           $    71,895,333    $   169,356,410    $   120,895,551
Net realized gain (loss) from investments                35,993         24,882,646          9,651,211
Net realized gain (loss) from interest
  rate swaps                                         (4,109,979)       (12,395,021)                --
Change in net unrealized appreciation
  (depreciation) of investments                      66,169,186         28,917,818         85,994,925
Change in net unrealized appreciation
  (depreciation) of futures                            (313,500)                --                 --
Change in net unrealized appreciation
  (depreciation) of interest rate
  swaps                                              (1,229,256)         2,018,167            313,040
Distributions to FundPreferred shareholders:
  From net investment income                         (4,886,184)        (9,136,215)        (8,370,051)
  From accumulated net realized gains
    from investments                                 (1,197,900)          (408,401)                --
------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to
   Common shares from operations                    126,363,693        203,235,404        208,484,676
------------------------------------------------------------------------------------------------------
Distributions to Common Shareholders
From net investment income                          (62,896,099)      (157,519,666)      (112,911,526)
From accumulated net realized gains
   from investments                                 (22,062,289)        (4,944,168)                --
------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                           (84,958,388)      (162,463,834)      (112,911,526)
------------------------------------------------------------------------------------------------------
Capital Share Transactions
Common shares:
   Net proceeds from sale of shares                          --             (3,114)     1,708,927,042
   Net proceeds from shares issued to
   shareholders due to
   reinvestment of distributions                             --            302,695          1,703,414
FundPreferred shares offering costs                          92             (2,071)       (16,495,026)
------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares from
   capital share transactions                                92            297,510      1,694,135,430
------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares                                  41,405,397         41,069,080      1,789,708,580
Net assets applicable to Common shares
   at the beginning of period                     1,830,877,935      1,789,808,855            100,275
------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares
   at the end of period                         $ 1,872,283,332    $ 1,830,877,935    $ 1,789,808,855
======================================================================================================
Undistributed net investment income
   at the end of period                         $     7,485,948    $     3,372,898    $       787,896
======================================================================================================

                                 See accompanying notes to financial statements.

Statement of
      Changes in Net Assets (continued)

                                                                                         Quality Preferred
                                                                                           Income 3 (JHP)
                                                                   --------------------------------------------------------------
                                                                                                                         For the
                                                                                                                 Period 12/18/02
                                                                     Five Months                                   (commencement
                                                                           Ended              Year Ended           of operations)
                                                                        12/31/04                 7/31/04         through 7/31/03
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                              $  14,203,151           $  32,619,507           $  15,853,471
Net realized gain (loss) from investments                               (292,843)              1,610,865               3,540,303
Net realized gain (loss) from interest
  rate swaps                                                            (785,894)             (2,431,397)                     --
Change in net unrealized appreciation
  (depreciation) of investments                                       12,474,854              10,205,143                  41,871
Change in net unrealized appreciation
  (depreciation) of futures                                                   --                      --                      --
Change in net unrealized appreciation
  (depreciation) of interest rate
  swaps                                                                 (494,654)                (63,791)              1,583,685
Distributions to FundPreferred shareholders:
  From net investment income                                          (1,232,711)             (1,783,707)               (948,183)
  From accumulated net realized gains
    from investments                                                     (79,282)               (225,856)                     --
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to
   Common shares from operations                                      23,792,621              39,930,764              20,071,147
---------------------------------------------------------------------------------------------------------------------------------
Distributions to Common Shareholders
From net investment income                                           (12,158,797)            (29,147,305)            (14,584,390)
From accumulated net realized gains
   from investments                                                   (1,336,468)             (2,968,711)                     --
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                            (13,495,265)            (32,116,016)            (14,584,390)
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions
Common shares:
   Net proceeds from sale of shares                                           --                 101,605             337,150,050
   Net proceeds from shares issued to
   shareholders due to
   reinvestment of distributions                                              --                 489,296                 351,072
FundPreferred shares offering costs                                           --                  (4,237)             (3,589,491)
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares from
   capital share transactions                                                 --                 586,664             333,911,631
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares                                                   10,297,356               8,401,412             339,398,388
Net assets applicable to Common shares
   at the beginning of period                                        347,900,075             339,498,663                 100,275
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares
   at the end of period                                            $ 358,197,431           $ 347,900,075           $ 339,498,663
=================================================================================================================================
Undistributed net investment income
   at the end of period                                            $   2,985,426           $   2,173,783           $     586,540
=================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
      Financial Statements

1. General Information and Significant Accounting Policies

The funds (the "Funds") covered in this report and their corresponding Common share New York Stock Exchange symbols are Nuveen Quality Preferred Income Fund
(JTP), Nuveen Quality Preferred Income Fund 2 (JPS) and Nuveen Quality Preferred Income Fund 3 (JHP). The Funds are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies.

Prior to the commencement of operations of Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP), each Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 per Fund by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., ("Nuveen"), and the recording of the organization expenses ($15,000 and $11,500, respectively) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen.

Each Fund seeks to provide high current income consistent with capital preservation by investing primarily in a portfolio of preferred securities, debt securities including convertible debt securities and convertible preferred securities.

The Board of Trustees of the Funds approved a change in the Funds' fiscal year end from July 31 to December 31 upon completion of the Funds' July 31, 2004 fiscal year.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Securities Valuation

Exchange-listed securities and instruments are generally valued at the last sales price on the exchange on which such securities or instruments are primarily traded. Securities or instruments traded on an exchange for which there are no transactions on a given day or securities or instruments not listed on an exchange are valued at the mean of the closing bid and asked prices. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities are generally provided by an independent pricing service approved by the Funds' Board of Trustees and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular security or instrument, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustee's designee. Short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Securities purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At December 31, 2004, Quality Preferred Income 3 (JHP) had an outstanding delayed delivery purchase commitment of $2,635,646. There were no such outstanding purchase commitments in either of the other Funds.

Notes to
      Financial Statements (continued)

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Dividends and Distributions to Common Shareholders

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Dividends to Common shareholders are declared monthly. With respect to the REIT securities held in the Funds' Portfolio of Investments, distributions received by the Funds are generally comprised of investment income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period is not known until after the fiscal year-end. For the twelve months ended December 31, 2004, the character of distributions to the Funds from the REITs was as follows:

                                              Quality      Quality      Quality
                                            Preferred    Preferred    Preferred
                                               Income     Income 2     Income 3
2004                                             (JTP)        (JPS)        (JHP)
--------------------------------------------------------------------------------
Ordinary income*                                91.42%       91.38%       84.61%
Long-term and short-term capital gains           8.37         7.83        14.31
Return of REIT capital                            .21          .79         1.08
================================================================================

For the twelve months ended December 31, 2003, the character of distributions to the Funds from the REITs was as follows:

                                              Quality      Quality      Quality
                                            Preferred    Preferred    Preferred
                                               Income     Income 2     Income 3
2003                                             (JTP)        (JPS)        (JHP)
--------------------------------------------------------------------------------
Ordinary income*                                84.48%       88.22%       78.93%
Long-term and short-term capital gains            .25          .80         1.19
Return of REIT capital                          15.27        10.98        19.88
================================================================================

* Ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

For the fiscal period ended December 31, 2004, each Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

For fiscal periods ended prior to December 31, 2004, each Fund applied a percentage estimate for the breakdown of income type, to its receipts from the REITs and treated as income in the Statement of Operations only the amount of ordinary income so calculated. Each Fund adjusted that estimated breakdown of income type (and consequently its net investment income) as necessary in the following calendar year when the REITs informed their shareholders of the actual breakdown of income type.

With respect to the portion of each Fund's monthly distribution to its shareholders derived from the Fund's investments in REIT securities each Fund treats that portion of its distribution as being entirely from net investment income. The Funds recharacterize those distributions as being from ordinary income, long-term and short-term capital gains, and return of capital, if necessary, in the subsequent calendar year, based upon the income type breakdown information conveyed at that time by the REITs whose securities are held in each Fund's portfolio. Consequently, the financial statements may reflect an over-distribution of net investment income that was at least partly attributable to the fact that, as of the date of the financial statements, some of the amounts received by the Funds from the portfolio REITs, but none of the dividends paid by the Fund to shareholders from the portfolio REITs were treated as something other than ordinary income.

FundPreferred Shares

The Funds have issued and outstanding FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's FundPreferred shares are issued in more than one Series. The dividend rate on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable weekly at the end of each rate period. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                                               Quality      Quality     Quality
                                             Preferred    Preferred   Preferred
                                                Income     Income 2    Income 3
                                                 (JTP)        (JPS)        (JHP)
--------------------------------------------------------------------------------
Number of shares:
   Series M                                     3,520        4,800        3,320
   Series T                                     3,520        4,800           --
   Series T2                                       --        4,000           --
   Series W                                     3,520        4,800           --
   Series TH                                    3,520        4,800        3,320
   Series TH2                                      --        4,000           --
   Series F                                     3,520        4,800           --
--------------------------------------------------------------------------------
Total                                          17,600       32,000        6,640
================================================================================

Interest Rate Swap Transactions

The Funds may invest in certain derivative financial investments. The Funds' use of interest rate swap transactions is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap transactions involve each Fund's agreement with the counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate each Fund's variable rate payment obligation on FundPreferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. Interest rate swap positions are valued daily. Although there are economic advantages of entering into interest rate swap transactions, there are also additional risks. The Funds help manage the credit risks associated with interest rate swap transactions by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser continually monitor the financial stability of the swap counterparties.

Due to recent clarification provided by the SEC to regulated investment companies, effective with the July 31, 2004, reporting period, the Funds changed the way they present net interest expense on interest rate swap transactions in the financial statements. Net interest expense amounts paid during the year are included in "Net realized gain (loss) from interest rate swap transactions". Net interest expense amounts accrued, but not yet paid, at the end of the fiscal year, are included in "Change in net unrealized appreciation (depreciation) of interest rate swap transactions". Previously, net interest expense was presented in "Expenses" and reported as "Net interest expense on interest rate swap transactions". This reclassification does not alter the tax treatment of interest rate payments on swap transactions which is to include such payments as an operating expense for tax purposes.

For the fiscal year ended July 31, 2004, this reclassification, for financial reporting purposes only, resulted in increases to net investment income, decreases to net realized gain (loss) from interest rate swap transactions and decreases to change in net unrealized appreciation (depreciation) of interest rate swap transactions as follows:

                                                                         Quality          Quality         Quality
                                                                       Preferred        Preferred       Preferred
                                                                          Income         Income 2        Income 3
                                                                            (JTP)            (JPS)           (JHP)
------------------------------------------------------------------------------------------------------------------
Net investment income                                                $ 8,892,767     $ 13,237,853     $ 2,595,268
Net realized gain (loss) from interest rate swap transactions         (8,829,243)     (12,395,021)     (2,431,397)
Change in net unrealized appreciation (depreciation) of
   interest rate swap transactions                                       (63,524)        (842,832)       (163,871)
==================================================================================================================

Notes to
      Financial Statements (continued)

Futures Contracts

Each Fund may use futures contracts to hedge against changes in the values of securities the Fund owns. Each Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses on futures contracts. Risk may arise from the potential inability of the counterparty to meet the terms of the contract. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time is was closed.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Organization and Offering Costs

Nuveen Investments, LLC has agreed to reimburse all organization expenses (approximately $15,000, $15,000 and $11,500, respectively) and pay all Common shares offering costs (other than the sales load) that exceed $.03 per Common share for Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP). Quality Preferred Income's (JTP), Quality Preferred Income 2's (JPS) and Quality Preferred Income 3's (JHP) total share of Common shares offering costs ($1,391,687, $1,481,072 and $531,845, respectively) were recorded as reductions of the proceeds from the sale of the Common shares.

Costs incurred by Quality Preferred Income (JTP), Quality Preferred Income 2
(JPS) and Quality Preferred Income 3 (JHP) in connection with their offering of FundPreferred shares ($9,225,162, $16,497,005, and $3,593,728, respectively)
were recorded as reductions to paid-in surplus.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications

Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Common and FundPreferred shares were as follows:

                                        Quality Preferred                                     Quality Preferred
                                           Income (JTP)                                         Income 2 (JPS)
                             ---------------------------------------      ----------------------------------------------------
                                                                                                                      For the
                                                                                                               Period 9/24/02
                             Five Months          Year                    Five Months            Year           (commencement
                                   Ended         Ended    Year Ended            Ended           Ended           of operations)
                                12/31/04       7/31/04       7/31/03         12/31/04         7/31/04         through 7/31/03
------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                        --            --            --               --              --             119,400,000
   Shares issued to
     shareholders due to
     reinvestment of
     distributions                 9,641        95,759     2,049,704               --          18,570                 116,272
------------------------------------------------------------------------------------------------------------------------------
                                   9,641        95,759     2,049,704               --          18,570             119,516,272
==============================================================================================================================
FundPreferred shares sold             --            --        17,600               --              --                  32,000
==============================================================================================================================

                                                                                             Quality Preferred
                                                                                               Income 3 (JHP)
                                                                          ----------------------------------------------------
                                                                                                                      For the
                                                                                                              Period 12/18/02
                                                                          Five Months            Year           (commencement
                                                                                Ended           Ended           of operations)
                                                                             12/31/04         7/31/04         through 7/31/03
------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                                                     --              --              23,580,000
   Shares issued to
     shareholders due to
     reinvestment of
     distributions                                                                 --          32,020                  23,701
------------------------------------------------------------------------------------------------------------------------------
                                                                                   --          32,020              23,603,701
==============================================================================================================================
FundPreferred shares sold                                                          --              --                   6,640
==============================================================================================================================

3. Securities Transactions

Purchases and sales (including maturities but excluding short-term investments) of investment securities during the five months ended December 31, 2004, were as follows:

                                                                              Quality         Quality                 Quality
                                                                            Preferred       Preferred               Preferred
                                                                               Income        Income 2                Income 3
                                                                                 (JTP)           (JPS)                   (JHP)
------------------------------------------------------------------------------------------------------------------------------
Purchases                                                                $121,214,590    $163,158,128             $36,282,839

Sales and maturities                                                      113,558,231     151,608,460              35,012,691
==============================================================================================================================

Notes to
      Financial Statements (continued)

4. Income Tax Information

The following information is presented on an income tax basis based on the information currently available to the Funds. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of income on certain securities which are treated as debt securities for income tax purposes and equity for financial statement purposes, and timing differences in recognizing certain gains and losses on security transactions.

At December 31, 2004, the cost of investments was as follows:

                                                                      Quality                Quality               Quality
                                                                    Preferred              Preferred             Preferred
                                                                       Income               Income 2              Income 3
                                                                         (JTP)                  (JPS)                 (JHP)
---------------------------------------------------------------------------------------------------------------------------
Cost of investments                                           $ 1,318,317,965        $ 2,489,259,089       $   497,236,234
===========================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 2004, were as follows:

                                                                      Quality                Quality               Quality
                                                                    Preferred              Preferred             Preferred
                                                                       Income               Income 2              Income 3
                                                                         (JTP)                  (JPS)                 (JHP)
---------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                               $    79,275,558        $   184,691,485       $    24,401,385
   Depreciation                                                    (5,258,257)            (8,950,451)           (2,291,943)
---------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                    $    74,017,301        $   175,741,034       $    22,109,442
===========================================================================================================================

The tax components of undistributed net ordinary income and net realized gains at July 31, 2004, the Funds' last tax year end, were as follows:

                                                                      Quality                Quality               Quality
                                                                    Preferred              Preferred             Preferred
                                                                       Income               Income 2              Income 3
                                                                         (JTP)                  (JPS)                 (JHP)
---------------------------------------------------------------------------------------------------------------------------
Undistributed net ordinary income *                           $     7,699,609        $    14,357,609       $     2,824,035
Undistributed net long-term capital gains                                  --             20,000,209             1,470,615
===========================================================================================================================

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended July 31, 2004 and July 31, 2003, was designated for purposes of the dividends paid deduction as follows:

                                                                       Quality            Quality             Quality
                                                                     Preferred          Preferred           Preferred
                                                                        Income           Income 2            Income 3
July 31, 2004                                                            (JTP)               (JPS)               (JHP)
----------------------------------------------------------------------------------------------------------------------
Distributions from net ordinary income *                         $ 86,134,890        $171,962,461        $ 34,119,989
Distributions from net long-term capital gains                             --                  --                  --
======================================================================================================================

                                                                       Quality            Quality             Quality
                                                                     Preferred          Preferred           Preferred
                                                                        Income           Income 2            Income 3
July 31, 2003                                                            (JTP)               (JPS)               (JHP)
----------------------------------------------------------------------------------------------------------------------
Distributions from net ordinary income *                         $ 79,694,828        $108,646,966        $ 13,076,411
Distributions from net long-term capital gains                             --                  --                  --
======================================================================================================================

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

At July 31, 2004, the Funds' last tax year end, Quality Preferred Income (JTP) had unused capital loss carryforwards of $25,060,612 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $693,161 of the carryforwards will expire in the year 2011 and $24,367,451 will expire in 2012.

Calculation of certain of the amounts presented above (namely, undistributed net ordinary income for tax purposes) involves the application of complex aspects of the Internal Revenue Code to certain securities held by the Funds. In calculating the amount of taxable income derived from these securities, management made assumptions as to the correct tax treatment of certain of those securities and made estimates about the tax characteristics of income received from those securities, based on information currently available to the Funds. The use of these assumptions and estimates will not affect the qualification of the Funds as regulated investment companies under Subchapter M of the Internal Revenue Code, nor is it expected that these assumptions and estimates will be used in computing taxable income for purposes of preparing the federal and state income and excise tax returns.

5. Management Fee and Other Transactions with Affiliates

As approved by the Board of Trustees, effective August 1, 2004, a complex-wide management fee structure was adopted for all funds sponsored by the Adviser and its affiliates. This fee structure separates each fund's management fee into two components - a complex-level component, based on the aggregate amount of all funds assets managed by the Adviser and its affiliates, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser and its affiliates. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As a consequence of this new management fee structure, the funds' effective management fees were reduced by approximately .009% as of January 31, 2005.

Effective August 1, 2004, the annual fund-level fee, payable monthly, for each of the Funds is based upon the average daily Managed Assets of each Fund as follows:

Average Daily Managed Assets                                 Fund-Level Fee Rate
--------------------------------------------------------------------------------

For the first $500 million                                               .7000%
For the next $500 million                                                .6750
For the next $500 million                                                .6500
For the next $500 million                                                .6250
For Managed Assets over $2 billion                                       .6000
================================================================================

Notes to
      Financial Statements (continued)

Effective August 1, 2004, the annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

Complex-Level Assets(1)                                   Complex-Level Fee Rate
--------------------------------------------------------------------------------

For the first $55 billion                                                .2000%
For the next $1 billion                                                  .1800
For the next $1 billion                                                  .1600
For the next $3 billion                                                  .1425
For the next $3 billion                                                  .1325
For the next $3 billion                                                  .1250
For the next $5 billion                                                  .1200
For the next $5 billion                                                  .1175
For the next $15 billion                                                 .1150
For Managed Assets over $91 billion (2)                                  .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

Each Fund paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon the average daily Managed Assets of each Fund as follows:

Average Daily Managed Assets                                 Management Fee Rate
--------------------------------------------------------------------------------
For the first $500 million                                               .9000%
For the next $500 million                                                .8750
For the next $500 million                                                .8500
For the next $500 million                                                .8250
For Managed Assets over $2 billion                                       .8000
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Spectrum Asset Management, Inc. ("Spectrum"), under which Spectrum manages the investment portfolios of the Funds. Spectrum is compensated for its services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Funds.

The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first eight years of Quality Preferred Income's (JTP) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending                                    Year Ending
June 30,                                          June 30,
--------------------------------------------------------------------------------
2002*                     .32%                        2007                  .32%
2003                      .32                         2008                  .24
2004                      .32                         2009                  .16
2005                      .32                         2010                  .08
2006                      .32
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Quality Preferred Income (JTP) for any portion of its fees and expenses beyond June 30, 2010.

For the first eight years of Quality Preferred Income 2's (JPS) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending                                    Year Ending
September 30,                                September 30,
--------------------------------------------------------------------------------
2002*                     .32%                        2007                  .32%
2003                      .32                         2008                  .24
2004                      .32                         2009                  .16
2005                      .32                         2010                  .08
2006                      .32
================================================================================

* From the commencement of operations.

The Adviser has not agreed to reimburse Quality Preferred Income 2 (JPS) for any portion of its fees and expenses beyond September 30, 2010.

For the first eight years of Quality Preferred Income 3's (JHP) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending                                    Year Ending
December 31,                                  December 31,
--------------------------------------------------------------------------------
2002*                     .32%                        2007                  .32%
2003                      .32                         2008                  .24
2004                      .32                         2009                  .16
2005                      .32                         2010                  .08
2006                      .32
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Quality Preferred Income 3 (JHP) for any portion of its fees and expenses beyond December 31, 2010.

Notes to
      Financial Statements (continued)

6. Subsequent Events

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their net investment income which were paid on February 1, 2005, to shareholders of record on January 15, 2005, as follows:

                                              Quality      Quality      Quality
                                            Preferred    Preferred    Preferred
                                               Income     Income 2     Income 3
                                                 (JTP)        (JPS)        (JHP)
--------------------------------------------------------------------------------
Dividend per share                             $.0970       $.1020       $.1000
================================================================================

Adviser Merger

Effective January 1, 2005, the Adviser and its affiliate, Nuveen Advisory Corp. ("NAC"), were merged into Nuveen Asset Management ("NAM"), also a wholly owned subsidiary of Nuveen. As a result of the merger, NAM is now the adviser to all funds previously advised by either NAC or the Adviser.

Announcement Regarding Parent Company of Adviser

After the close of trading on the New York Stock Exchange on January 31, 2005, The St. Paul Travelers Companies, Inc. announced that it intended to explore strategic alternatives to divest its equity stake in Nuveen.

Financial
      Highlights

Financial
      Highlights

Selected data for a Common share outstanding throughout each period:

                                                                   Investment Operations
                                           ------------------------------------------------------------------------
                                                                          Distributions    Distributions
                                                                               from Net             from
                                Beginning                                    Investment          Capital
                                   Common                         Net         Income to         Gains to
                                    Share         Net       Realized/     FundPreferred    FundPreferred
                                Net Asset  Investment      Unrealized            Share-           Share-
                                    Value      Income(a)   Gain (Loss)          holders+         holders+     Total
====================================================================================================================
Quality Preferred Income (JTP)
--------------------------------------------------------------------------------------------------------------------
8/1/04-12/31/04                    $14.40      $  .60          $  .47            $ (.05)          $   --     $ 1.02
Year Ended 7/31:
2004(b)                             14.10        1.37             .26              (.08)              --       1.55
2003                                14.12        1.31             .16              (.09)              --       1.38
2002(c)                             14.33         .06            (.25)               --               --       (.19)

Quality Preferred Income 2 (JPS)
--------------------------------------------------------------------------------------------------------------------
8/1/04-12/31/04                     15.32         .60             .50              (.04)            (.01)      1.05
Year Ended 7/31:
2004(b)                             14.97        1.42             .37              (.08)              --       1.71
2003(d)                             14.33        1.02             .79              (.07)              --       1.74

Quality Preferred Income 3 (JHP)
--------------------------------------------------------------------------------------------------------------------
8/1/04-12/31/04                     14.71         .60             .46              (.05)              --       1.01
Year Ended 7/31:
2004(b)                             14.38        1.38             .40              (.08)            (.01)      1.69
2003(e)                             14.33         .67             .22              (.04)              --        .85
====================================================================================================================

                                          Less Distributions
                                  ---------------------------------

                                         Net                                Offering
                                  Investment      Capital                  Costs and      Ending
                                   Income to     Gains to              FundPreferred      Common
                                      Common       Common                      Share       Share      Ending
                                      Share-       Share-               Underwriting   Net Asset      Market
                                     holders      holders     Total        Discounts       Value       Value
============================================================================================================
Quality Preferred Income (JTP)
------------------------------------------------------------------------------------------------------------
8/1/04-12/31/04                       $ (.50)      $   --    $ (.50)          $   --      $14.92      $14.00
Year Ended 7/31:
2004(b)                                (1.25)          --     (1.25)              --       14.40       13.96
2003                                   (1.25)          --     (1.25)            (.15)      14.10       14.59
2002(c)                                   --           --        --             (.02)      14.12       15.15

Quality Preferred Income 2 (JPS)
------------------------------------------------------------------------------------------------------------
8/1/04-12/31/04                         (.53)        (.18)     (.71)              --       15.66       14.40
Year Ended 7/31:
2004(b)                                (1.32)        (.04)    (1.36)              --       15.32       14.61
2003(d)                                 (.95)          --      (.95)            (.15)      14.97       14.65

Quality Preferred Income 3 (JHP)
------------------------------------------------------------------------------------------------------------
8/1/04-12/31/04                         (.51)        (.06)     (.57)              --       15.15       14.44
Year Ended 7/31:
2004(b)                                (1.24)        (.12)    (1.36)              --       14.71       14.34
2003(e)                                 (.62)          --      (.62)            (.18)      14.38       14.36
============================================================================================================

                                                                  Ratios/Supplemental Data
                                                         --------------------------------------------
                                    Total Returns                       Before Credit/Reimbursement
                                -------------------                    ----------------------------
                                                                                       Ratio of Net
                                              Based                       Ratio of       Investment
                                                 on           Ending      Expenses        Income to
                                             Common              Net    to Average          Average
                                  Based       Share           Assets    Net Assets       Net Assets
                                     on         Net       Applicable    Applicable       Applicable
                                 Market       Asset        to Common     to Common        to Common
                                  Value**     Value**    Shares (000)       Shares++         Shares++
=====================================================================================================
Quality Preferred Income (JTP)
-----------------------------------------------------------------------------------------------------
8/1/04-12/31/04                    3.79%       7.10%      $  961,583          1.49%*           9.15%*
Year Ended 7/31:
2004(b)                            4.20       11.17%         927,892          1.51             8.87
2003                               4.95        9.15          907,746          2.38             8.84
2002(c)                            1.00       (1.47)         880,006           .96*            4.51*

Quality Preferred Income 2 (JPS)
-----------------------------------------------------------------------------------------------------
8/1/04-12/31/04                    3.34        6.94        1,872,283          1.40*            8.69*
Year Ended 7/31:
2004(b)                            8.98       11.60        1,830,878          1.41             8.64
2003(d)                            4.02       11.22        1,789,809          1.99*            7.59*

Quality Preferred Income 3 (JHP)
-----------------------------------------------------------------------------------------------------
8/1/04-12/31/04                    4.64        6.81          358,197          1.54*            9.03*
Year Ended 7/31:
2004(b)                            9.36       11.93          347,900          1.55             8.75
2003(e)                            (.19)       4.62          339,499          1.97*            7.14*
=====================================================================================================

                                            Ratios/Supplemental Data
                                  ------------------------------------------
                                  After Credit/Reimbursement***                    FundPreferred Shares at End of Period
                                  -----------------------------                  ----------------------------------------
                                                 Ratio of Net
                                     Ratio of      Investment
                                     Expenses       Income to
                                   to Average         Average
                                   Net Assets      Net Assets                       Aggregate    Liquidation
                                   Applicable      Applicable      Portfolio           Amount     and Market        Asset
                                    to Common       to Common       Turnover      Outstanding          Value     Coverage
                                       Shares++        Shares++         Rate             (000)     Per Share    Per Share
=========================================================================================================================
Quality Preferred Income (JTP)
-------------------------------------------------------------------------------------------------------------------------
8/1/04-12/31/04                          1.02%*          9.62%*            8%        $440,000        $25,000      $79,635
Year Ended 7/31:
2004(b)                                  1.04            9.33             18          440,000         25,000       77,721
2003                                     1.91            9.31             45          440,000         25,000       76,577
2002(c)                                   .64*           4.83*             1               --             --           --

Quality Preferred Income 2 (JPS)
-------------------------------------------------------------------------------------------------------------------------
8/1/04-12/31/04                           .94*           9.14*             6          800,000         25,000       83,509
Year Ended 7/31:
2004(b)                                   .95            9.10             19          800,000         25,000       82,215
2003(d)                                  1.54*           8.04*            35          800,000         25,000       80,932

Quality Preferred Income 3 (JHP)
-------------------------------------------------------------------------------------------------------------------------
8/1/04-12/31/04                          1.07*           9.50*             7          166,000         25,000       78,945
Year Ended 7/31:
2004(b)                                  1.08            9.22             17          166,000         25,000       77,395
2003(e)                                  1.53*           7.58*            57          166,000         25,000       76,129
=========================================================================================================================

*     Annualized.

** Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

***   After custodian fee credit and expense reimbursement, where applicable.

+     The amounts shown are based on Common share equivalents.

++    o     Ratios do not reflect the effect of dividend payments to
            FundPreferred shareholders.

      o Income ratios reflect income earned on assets attributable to FundPreferred shares.

      o For the periods presented below each ratio includes the effect of the interest expense paid on interest rate swap transactions as follows:

                                        Ratio of Net Interest Expense to Average
                                          Net Assets Applicable to Common Shares
                                        ----------------------------------------
            Quality Preferred Income (JTP)
            Year Ended 7/31:
            2003                                                            .80%
            2002(c)                                                        ----
            Quality Preferred Income 2 (JPS)
            Year Ended 7/31:
            2003(d)                                                         .58*
            Quality Preferred Income 3 (JHP)
            Year Ended 7/31:
            2003(e)                                                         .51*

(a) Per share Net Investment Income is calculated using the average daily shares method.

(b) As discussed in the accompanying notes to financial statements the Funds changed their method of presentation for net interest expense on interest rate swap transactions. The effect of this reclassification for the fiscal year ended July 31, 2004, was as follows:

                                                                              Quality            Quality           Quality
                                                                            Preferred          Preferred         Preferred
                                                                               Income           Income 2          Income 3
                                                                                 (JTP)              (JPS)             (JHP)
                                                                            -----------------------------------------------
      Increase of Net Investment Income per share with a corresponding
        decrease in Net Realized/Unrealized Investment Gain (Loss)               $.14               $.11              $.11
      Decrease in each of the Ratios of Expenses to Average Net Assets
        Applicable to Common Shares with a corresponding increase
        in each of the Ratios of Net Investment Income to Average
        Net Assets Applicable to Common Shares                                    .94%               .71%              .73%

(c) For the period June 25, 2002 (commencement of operations) through July 31, 2002.

(d) For the period September 24, 2002 (commencement of operations) through July 31, 2003.

(e) For the period December 18, 2002 (commencement of operations) through July 31, 2003.

                                 See accompanying notes to financial statements.


                                  52-53 spread

Board Members
      and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Funds is currently set at nine. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                Number of Portfolios
                                                                     Principal Occupation(s)                    in Fund Complex
Name, Birthdate              Position(s) Held   Year First Elected   Including other Directorships              Overseen by
and Address                  with the Funds     or Appointed (2)     During Past 5 Years                        Board Member
------------------------------------------------------------------------------------------------------------------------------------
Board member who is an interested person of the Funds:

------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1)  Chairman of        1994                 Chairman and Director (since 1996) of            153
3/28/49                      the Board                               Nuveen Investments, Inc. and Nuveen
333 W. Wacker Drive          and Trustee                             Investments, LLC; Director (since 1992)
Chicago, IL 60606                                                    and Chairman (since 1996) of Nuveen
                                                                     Advisory Corp. and Nuveen Institutional
                                                                     Advisory Corp. (3); Chairman and Director
                                                                     (since 1997) of Nuveen Asset Management;
                                                                     Director (since 1996) of Institutional
                                                                     Capital Corporation; Chairman and
                                                                     Director (since 1999) of Rittenhouse
                                                                     Asset Management, Inc.; Chairman of Nuveen
                                                                     Investments Advisers Inc. (since 2002).

Board members who are not interested persons of the Funds:

------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner            Board member       1997                 Private Investor and Management                  153
8/22/40                                                              Consultant.
333 W. Wacker Drive
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown            Board member       1993                 Retired (1989) as Senior Vice President          153
7/29/34                                                              of The Northern Trust Company; Director,
333 W. Wacker Drive                                                  Community Advisory Board for Highland
Chicago, IL 60606                                                    Park and Highwood, United Way of the
                                                                     North Shore (since 2002).
------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                Board member       1999                 President, The Hall-Perrine Foundation, a        153
10/22/48                                                             private philanthropic corporation (since
333 W. Wacker Drive                                                  1996); Director and Vice Chairman, United
Chicago, IL 60606                                                    Fire Group, a publicly held company;
                                                                     Adjunct Faculty Member, University of
                                                                     Iowa; Director, Gazette Companies; Life
                                                                     Trustee of Coe College; Director, Iowa
                                                                     College Foundation; formerly, Director,
                                                                     Federal Reserve Bank of Chicago;
                                                                     formerly, President and Chief Operating
                                                                     Officer, SCI Financial Group, Inc., a
                                                                     regional financial services firm.
------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter            Board member       2004                 Dean and Distinguished Professor of              153
3/6/48                                                               Finance, School of Business at the
333 W. Wacker Drive                                                  University of Connecticut (since 2003);
Chicago, IL 60606                                                    previously Senior Vice President and
                                                                     Director of Research at the Federal
                                                                     Reserve Bank of Chicago (1995-2003);
                                                                     Director, Credit Research Center at
                                                                     Georgetown University; Director of Xerox
                                                                     Corporation (since 2004).
------------------------------------------------------------------------------------------------------------------------------------
David J. Kundert             Board member       2005                 Retired (2004) as Chairman, JPMorgan             151
10/28/42                                                             Fleming Asset Management, President and
333 W. Wacker Drive                                                  CEO, Banc One Investment Advisors
Chicago, IL 60606                                                    Corporation, and President, One Group
                                                                     Mutual Funds; prior thereto, Executive
                                                                     Vice President, Banc One Corporation and
                                                                     Chairman and CEO, Banc One Investment
                                                                     Management Group; Board of Regents,
                                                                     Luther College; currently a member of the
                                                                     American and Wisconsin Bar Associations.

                                                                                                                Number of Portfolios
                                                                     Principal Occupation(s)                    in Fund Complex
Name, Birthdate              Position(s) Held   Year First Elected   Including other Directorships              Overseen by
and Address                  with the Funds     or Appointed (2)     During Past 5 Years                        Board Member
------------------------------------------------------------------------------------------------------------------------------------
Board members who are not interested persons of the Funds (continued):

------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider         Board member      1997                  Chairman, formerly, Senior Partner and           153
9/24/44                                                              Chief Operating Officer, Miller-Valentine
333 W. Wacker Drive                                                  Partners Ltd., a real estate investment
Chicago, IL 60606                                                    company; formerly, Vice President,
                                                                     Miller-Valentine Realty, a construction
                                                                     company; Director, Chair of the Finance
                                                                     Committee and Member of the Audit
                                                                     Committee of Premier Health Partners, the
                                                                     not-for-profit parent company of Miami
                                                                     Valley Hospital; President of the Dayton
                                                                     Philharmonic Orchestra Association;
                                                                     Director and Immediate Past Chair, Dayton
                                                                     Development Coalition; formerly, Member,
                                                                     Community Advisory Board, National City
                                                                     Bank, Dayton, Ohio and Business Advisory
                                                                     Council, Cleveland Federal Reserve Bank.
------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale          Board member       1997                 Executive Director, Gaylord and Dorothy          153
12/29/47                                                             Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                                  thereto, Executive Director, Great Lakes
Chicago, IL 60606                                                    Protection Fund (from 1990 to 1994)
------------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine           Board member       2005                 Senior Vice President for Business and           153
1/22/50                                                              Finance (since 1997), Northwestern
333 W. Wacker Drive                                                  University; Director (since 2003),
Chicago, IL 60606                                                    Chicago Board of Options Exchange;
                                                                     Director (since 2003), National Mentor
                                                                     Holdings, a privately-held, national
                                                                     provider of home and community-based
                                                                     services; Chairman (since 1997), Board of
                                                                     Directors, Rubicon, an insurance company
                                                                     owned by Northwestern University;
                                                                     Director (since 1997), Evanston Chamber
                                                                     of Commerce and Evanston Inventure, a
                                                                     business development organization.

                                                                                                                Number of Portfolios
Name, Birthdate              Position(s) Held   Year First Elected   Principal Occupation(s)                    in Fund Complex
and Address                  with the Funds     or Appointed (4)     During Past 5 Years                        Overseen by Officer
------------------------------------------------------------------------------------------------------------------------------------
Officers of the Funds:

------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman         Chief              1988                 Managing Director (since 2002), Assistant        153
9/9/56                       Administrative                          Secretary and Associate General Counsel,
333 W. Wacker Drive          Officer                                 formerly, Vice President and Assistant
Chicago, IL 60606                                                    General Counsel of Nuveen Investments,
                                                                     LLC; Managing Director (since 2002),
                                                                     General Counsel and Assistant Secretary,
                                                                     formerly, Vice President of Nuveen
                                                                     Advisory Corp. and Nuveen Institutional
                                                                     Advisory Corp. (3); Managing Director
                                                                     (since 2002), Assistant Secretary and
                                                                     Associate General Counsel, formerly, Vice
                                                                     President (since 2000), of Nuveen Asset
                                                                     Management; Managing Director (since
                                                                     2004) and Assistant Secretary (since
                                                                     1994) of Nuveen Investments, Inc.;
                                                                     Assistant Secretary of NWQ Investment
                                                                     Management Company, LLC (since 2002);
                                                                     Vice President and Assistant Secretary of
                                                                     Nuveen Investments Advisers Inc. (since
                                                                     2002); Managing Director, Associate
                                                                     General Counsel and Assistant Secretary
                                                                     of Rittenhouse Asset Management, Inc.
                                                                     (since 2003); Chartered Financial
                                                                     Analyst.

Board Members
      and Officers (continued)

                                                                                                                Number of Portfolios
Name, Birthdate              Position(s) Held   Year First Elected   Principal Occupation(s)                    in Fund Complex
and Address                  with the Funds     or Appointed (3)     During Past 5 Years                        Overseen by Officer
------------------------------------------------------------------------------------------------------------------------------------
Officers of the Funds (continued):

------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos           Vice President     2004                 Managing Director (since 2005),                  153
9/22/63                                                              previously, Vice President (since 2002),
333 W. Wacker Drive                                                  formerly, Assistant Vice President
Chicago, IL 60606                                                    (since 1999) of Nuveen Investments, LLC;
                                                                     Chartered Financial Analyst.
------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson          Vice President     2000                 Vice President (since 2002), formerly,           153
2/3/66                       and Assistant                           Assistant Vice President (since 2000),
333 W. Wacker Drive          Secretary                               previously, Associate of Nuveen
Chicago, IL 60606                                                    Investments, LLC.
------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo            Vice President     1999                 Vice President of Nuveen Investments, LLC        153
11/28/67                     and Treasurer                           (since 1999), prior thereto, Assistant
333 W. Wacker Drive                                                  Vice President (since 1997); Vice
Chicago, IL 60606                                                    President and Treasurer of Nuveen
                                                                     Investments, Inc. (since 1999); Vice
                                                                     President and Treasurer of Nuveen
                                                                     Advisory Corp. and Nuveen Institutional
                                                                     Advisory Corp (since 1999) (3); Vice
                                                                     President and Treasurer of Nuveen Asset
                                                                     Management (since 2002) and of Nuveen
                                                                     Investments Advisers Inc. (since 2002);
                                                                     Assistant Treasurer of NWQ Investment
                                                                     Management Company, LLC (since 2002);
                                                                     Vice President and Treasurer of Nuveen
                                                                     Rittenhouse Asset Management, Inc. (since
                                                                     2003); Chartered Financial Analyst.
------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger           Vice President     2000                 Vice President (since 2002) and Assistant        153
9/24/64                      and Secretary                           General Counsel (since 1998), formerly,
333 W. Wacker Drive                                                  Assistant Vice President (since 1998) of
Chicago, IL 60606                                                    Nuveen Investments, LLC; Vice President
                                                                     (since 2002) and Assistant Secretary
                                                                     (since 1998), formerly, Assistant Vice
                                                                     President of Nuveen Advisory Corp. and
                                                                     Nuveen Institutional Advisory Corp. (3);
                                                                     Vice President and Assistant Secretary
                                                                     (since 2002) of Nuveen Asset Management.
------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson            Vice President     1998                 Managing Director (since 2004) formerly,         153
10/24/45                                                             Vice President of Nuveen Investments,
333 W. Wacker Drive                                                  LLC; Managing Director (since 2004)
Chicago, IL 60606                                                    formerly, Vice President (since 1998) of
                                                                     Nuveen Advisory Corp. and Nuveen
                                                                     Institutional Advisory Corp. (3);
                                                                     Managing Director (since 2005) of Nuveen
                                                                     Asset Management.
------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald        Vice President     1995                 Managing Director (since 2002) of Nuveen         153
3/2/64                                                               Investments, LLC; Managing Director
333 W. Wacker Drive                                                  (since 2001), formerly Vice President of
Chicago, IL 60606                                                    Nuveen Advisory Corp. and Nuveen
                                                                     Institutional Advisory Corp. (since 1995)
                                                                     (3); Managing Director of Nuveen Asset
                                                                     Management (3) (since 2001); Vice
                                                                     President of Nuveen Investment Advisers
                                                                     Inc. (since 2002); Chartered Financial
                                                                     Analyst.
------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy               Vice President     1998                 Vice President (since 1993) and Funds            153
5/31/54                      and Controller                          Controller (since 1998) of Nuveen
333 W. Wacker Drive                                                  Investments, LLC and, formerly, Vice
Chicago, IL 60606                                                    President and Funds Controller (since
                                                                     1998) of Nuveen Investments, Inc.;
                                                                     Certified Public Accountant.

                                                                                                                Number of Portfolios
Name, Birthdate              Position(s) Held   Year First Elected   Principal Occupation(s)                    in Fund Complex
and Address                  with the Funds     or Appointed (3)     During Past 5 Years                        Overseen by Officer
------------------------------------------------------------------------------------------------------------------------------------
Officers of the Funds (continued):

------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                Vice President     2000                 Vice President (since 2000) of Nuveen            153
3/22/63                                                              Investments, LLC, previously Assistant
333 W. Wacker Drive                                                  Vice President (since 1999); prior
Chicago, IL 60606                                                    thereto, Associate of Nuveen Investments,
                                                                     LLC; Certified Public Accountant.
------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                Vice President     2002                 Vice President (since 1999), previously,         153
8/27/61                                                              Assistant Vice President (since 1993) of
333 W. Wacker Drive                                                  Nuveen Investments, LLC.
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin              Vice President     1988                 Vice President, Assistant Secretary and          153
7/27/51                      and Assistant                           Assistant General Counsel of Nuveen
333 W. Wacker Drive          Secretary                               Investments, LLC; Vice President and
Chicago, IL 60606                                                    Assistant Secretary of Nuveen Advisory
                                                                     Corp. and Nuveen Institutional Advisory
                                                                     Corp. (3); Assistant Secretary of Nuveen
                                                                     Investments, Inc. and (since 1997) Nuveen
                                                                     Asset Management, Vice President (since
                                                                     2000), Assistant Secretary and Assistant
                                                                     General Counsel (since 1998) of
                                                                     Rittenhouse Asset Management, Inc.; Vice
                                                                     President and Assistant Secretary of
                                                                     Nuveen Investments Advisers Inc.
                                                                     (since 2002); Assistant Secretary of NWQ
                                                                     Investment Management Company, LLC
                                                                     (since 2002).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
      Easily and Conveniently

Sidebar text: Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Exchange-Traded Funds
Dividend Reinvestment Plan

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      Information

Effective Jan. 1, 2005, the asset management services and operations of Nuveen Advisory Corp. (NAC) and Nuveen Institutional Advisory Corp (NIAC) became part of Nuveen Asset Management (NAM). This internal consolidation is intended to simplify the delivery of services to the investment management clients of Nuveen Investments. It does not affect the investment objectives or portfolio management of any Fund.

Quarterly Portfolio of Investments and Proxy voting

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2004, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

Dividend Information

The Nuveen Quality Preferred Income Fund, Nuveen Quality Preferred Income Fund 2 and Nuveen Quality Preferred Income Fund 3 designate 6.58%, 9.69% and 10.29% respectively, of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations and 10.12%, 15.82% and 12.74% respectively, as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current market price.

Net Asset Value (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Board of Trustees

Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

Fund Manager

Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust
Boston, MA

Transfer Agent and Shareholder Services

State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered Public Accounting Firm

Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS

Photo of: 2 women looking at a photo album.



Nuveen Investments:

SERVING Investors
      For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs.

Managing more than $115 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

                                o     Share prices
           Learn more           o     Fund details
about Nuveen Funds at           o     Daily financial news
   www.nuveen.com/etf           o     Investor education
                                o     Interactive planning tools



Logo: NUVEEN Investments

                                                                     EAN-E-1204D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR. Mr. Evans has served as the registrant's audit committee financial expert from July 26, 2004 to the end of the reporting period on December 31, 2004.

Prior to July 26, 2004, William E. Bennett, who was "independent" for purposes of Item 3 of Form N-CSR, served as the audit committee financial expert. Mr. Bennett unexpectedly resigned from the Board effective April 30, 2004. Accordingly for this reporting period, the registrant did not have a designated "audit committee financial expert" from July 1, 2004 to July 26, 2004.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Bennett was formerly Executive Vice President and Chief Credit Officer of First Chicago Corporation and its principal subsidiary, The First National Bank of Chicago. As part of his role as Chief Credit Officer, Mr. Bennett set policy as to accrual of assets/loans; designated performing/non-performing assets; set the level of reserves against the credit portfolio; and determined the carrying value of credit related assets and exposure. Among other things, Mr. Bennett was also responsible for the oversight of the internal analysis function including setting ground rules for the review and preparation of financial analysis and financial statements for use in making credit and risk decisions for clients. Mr. Bennett has significant experience reviewing, analyzing and evaluating financial statements of domestic and international companies in a variety of industries with complex accounting issues.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                      Nuveen Quality Preferred Income Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

                              AUDIT FEES BILLED            AUDIT-RELATED FEES                  TAX FEES              ALL OTHER FEES
FISCAL YEAR ENDED                  TO FUND                   BILLED TO FUND                 BILLED TO FUND           BILLED TO FUND
------------------------------------------------------------------------------------------------------------------------------------
December 31, 2004 *               $ 17,026                         $ 0                         $ 2,272                   $ 1,800
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                    N/A                          0%                              0%                        0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
                              AUDIT FEES BILLED            AUDIT-RELATED FEES                  TAX FEES              ALL OTHER FEES
FISCAL YEAR ENDED                  TO FUND                   BILLED TO FUND                 BILLED TO FUND           BILLED TO FUND
------------------------------------------------------------------------------------------------------------------------------------
July 31, 2004                     $ 17,026                         $ 0                         $ 4,740                   $ 3,450
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                    N/A                          0%                              0%                        0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
July 31, 2003                     $ 41,847                         $ 0                         $ 2,705                   $ 2,400
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                    N/A                          0%                              0%                        0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

*Nuveen Quality Preferred Income Fund changed its fiscal year end from July 31 to December 31, therefore, these numbers represent the period 08/01/04 - 12/31/04.

The above "All Other Fees" are fees paid to audit firms to perform agreed upon procedures required by the rating agencies to rate fund preferred shares. The above "Tax Fees" were billed for professional services for tax advice, tax compliance and tax planning.

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Institutional Advisory Corp. ("NIAC" or the "Adviser"), and any entity controlling, controlled by or under common control with NIAC ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The table also shows the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

FISCAL YEAR ENDED                                    AUDIT-RELATED FEES            TAX FEES BILLED TO              ALL OTHER FEES
                                                    BILLED TO ADVISER AND              ADVISER AND                BILLED TO ADVISER
                                                       AFFILIATED FUND               AFFILIATED FUND             AND AFFILIATED FUND
                                                      SERVICE PROVIDERS             SERVICE PROVIDERS             SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
December 31, 2004 *                                           $ 0                             $ 0                          $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                           N/A                             N/A                          N/A
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
July 31, 2004                                                 $ 0                             $ 0                          $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                            0%                              0%                           0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
July 31, 2003                                                 $ 0                             $ 0                          $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                           N/A                             N/A                          N/A
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

*Nuveen Quality Preferred Income Fund changed its fiscal year end from July 31 to December 31, therefore, these numbers represent the period 08/01/04 - 12/31/04.

                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

FISCAL YEAR ENDED                                              TOTAL NON-AUDIT FEES
                                                               BILLED TO ADVISER AND
                                                              AFFILIATED FUND SERVICE         TOTAL NON-AUDIT FEES
                                                              PROVIDERS (ENGAGEMENTS          BILLED TO ADVISER AND
                                                              RELATED DIRECTLY TO THE        AFFILIATED FUND SERVICE
                                 TOTAL NON-AUDIT FEES        OPERATIONS AND FINANCIAL         PROVIDERS (ALL OTHER
                                    BILLED TO FUND            REPORTING OF THE FUND)              ENGAGEMENTS)                TOTAL
------------------------------------------------------------------------------------------------------------------------------------
December 31, 2004 *                     $ 4,072                          $ 0                           $ 0                   $ 4,072
July 31, 2004                           $ 8,190                          $ 0                           $ 0                   $ 8,190
July 31, 2003                           $ 5,105                          $ 0                           $ 0                   $ 5,105

*Nuveen Quality Preferred Income Fund changed its fiscal year end from July 31 to December 31, therefore, these numbers represent the period 08/01/04 - 12/31/04.

Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans and William J. Schneider.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Schedule I in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In the rare event that a municipal issuer held by the Fund were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, the Adviser would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Directors or Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the applicable Fund's Board to determine how the proxy should be voted. A member of the Adviser's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940 (17 CFR 275.204-2(c)(2)), reports were filed with the SEC on Form N-PX, and the results were provided to the Board of Directors or Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new directors or trustees and reserves the right to interview all candidates and to make the final selection of any new directors or trustees.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf. and there were no amendments during the period covered by this report (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.).

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Quality Preferred Income Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: March 9, 2005
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: March 9, 2005
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: March 9, 2005
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.